                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     Natural Alternatives International Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                    NATURAL ALTERNATIVES INTERNATIONAL, INC.
                            1185 Linda Vista Drive
                        San Marcos, California  92069

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 10, 1996



     An Annual Meeting of Stockholders of Natural Alternatives International, Inc., a Delaware corporation (the "Company"), will be held at the Olympic Resort Hotel, 6111 El Camino Real, Carlsbad, California 92009 on Friday, May 10, 1996, at 3:00 p.m., for the following purposes:

          1. Approval of an amendment to the Company's Certificate of Incor-poration to provide for a classified board of directors;

          2. Election of five directors of the Company in three classes to serve until the 1996, 1997 and 1998 Annual Meetings of Stockholders res-pectively (and until the election and qualification of their successors);

          3. Approval of an amendment to the Company's Certificate of Incor-poration to provide newly created directorships resulting from any increase in the number of directors, or resulting from the death, resigna-tion, disqualification, or removal of a director, or other cause shall be filled solely by the vote of the remaining directors then in office;

          4. Approval of an amendment to the Company's Certificate of Incor-poration to provide no director of the Company may be removed except for cause as defined, and to require a vote of 70% of the outstanding shares to remove a director;

          5. Approval of an amendment to the Company's Certificate of Incor-poration to provide at any meeting of stockholders only such business may be acted on as is brought either by stockholders in accordance with cer-tain notice procedures or by the Board of Directors;

          6. Approval of an amendment to the Company's Certificate of Incor-poration to provide only persons who are nominated in accordance with certain procedures are eligible for election as directors;

          7. Approval of an amendment to the Company's Certificate of Incor-poration to prohibit the Company from making certain stock repurchases ex-cept under certain conditions.

          8. Approval of an amendment to the Company's Certificate of Incor-poration to add a "fair price" provision requiring observation of speci-fied minimum price and procedural requirements by defined parties who seek a merger or other business combination unless certain requirements are met.

          9. Approval of an amendment to the Company's Certificate of Incor-poration as an election not to be governed by the provisions of Section 203 of the Delaware General Corporation Law.

         10. Approval of an amendment to the Company's Certificate of Incor-poration to require a vote of 70% of the outstanding voting shares to amend or repeal the provisions set forth in Proposals 2-11 herein and existing Second, Seventh and Eighth Articles of the Company's Certificate of Incorporation.

         11. Approval of the Restated Certificate of Incorporation of the Com-pany in the form attached hereto as Exhibit "A".

         12. Ratification and approval of the 1994 Nonqualified Stock Option Plan and the grant of options to purchase 500,000 shares thereunder.

         13. Confirmation of KPMG Peat Marwick LLP as the Company's indepen-dent auditors for the fiscal year ending June 30, 1996.

         14. Transaction of such other business as may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 31, 1996 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournment. A complete list of such stockholders will be available at the executive offices of the Company for ten days before the meeting.

     All stockholders are cordially invited to attend the Annual Meeting of Stockholders in person. Regardless of whether you plan to attend the meet-ing, please sign and date the enclosed Proxy and return it promptly in the accompanying envelope, postage for which has been provided if mailed in the United States. The prompt return of Proxies will ensure a quorum and save the Company the expense of further solicitation. Any stockholder returning the enclosed Proxy may revoke it prior to its exercise by voting in person at the meeting or by filing with the Secretary of the Company a written revocation or a duly executed Proxy bearing a later date.

                                   By Order of the Board of Directors



                                   Marie A. Le Doux, Secretary



San Marcos, California
March 31, 1996


                    NATURAL ALTERNATIVES INTERNATIONAL, INC.
                            1185 Linda Vista Drive
                        San Marcos, California  92069



                               PROXY STATEMENT



GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of Natural Alternatives International, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders ("Annual Meeting") to be held on Friday, May 10, 1996 at 3:00 p.m., local time, or at any adjourn-ment or postponement thereof. The Annual Meeting will be held at the Olympic Resort Hotel, 6111 El Camino Real, Carlsbad, California 92009. This Proxy Statement and the accompanying Proxy and annual report are first being mailed to stockholders on or about April 10, 1996.

VOTING

     Only stockholders of record at the close of business on March 22, 1996 will be entitled to vote at the Annual Meeting. On March 22, 1996 there were approximately 5,297,375 shares of Common Stock outstanding. The Company is in-corporated in Delaware, and is not required by Delaware corporation law or its Certificate of Incorporation to permit cumulative voting in the election of directors.

     On each or any other matter properly presented and submitted to a vote at the Annual Meeting, each share will have one vote and an affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote thereon (where the holders of a majority of the shares entitled to vote are present in person or by Proxy) will be necessary to approve the matter.

REVOCABILITY OF PROXIES

     When the enclosed Proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting in accordance with any direc-tions noted thereon, and if no directions are indicated, the shares it repre-sents will be voted in favor of the proposals set forth in the notice at-tached hereto. Any person giving a Proxy in the form accompanying this statement has the power to revoke it any time before its exercise. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 1185 Linda Vista Drive, San Marcos, California 92069, an in-strument of revocation or a duly executed Proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person.

SOLICITATION

     The Company will bear the entire cost of the solicitation of Proxies, in-cluding the preparation, assembly, printing, and mailing of this Proxy State-ment, the Proxy, and any additional material furnished to stockholders.
Copies of solicitation material will be furnished to brokerage houses, fiduci-aries, and custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners. In addition, the Com-pany may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. The solicitation of Proxies by mail may be supplemented by telephone, telegram, and/or personal solicitation by direc-tors, officers, or employees of the Company. No additional compensation will be paid for any such services. Except as described above, the Company does not intend to solicit Proxies other than by mail.

                                  PROPOSAL 1

                          AMENDMENT TO PROVIDE FOR A
                        CLASSIFIED BOARD OF DIRECTORS

    Proposed Article Twelfth, which follows, would provide for the Board to be divided into three classes of directors serving staggered three year terms. As a result, approximately one-third of the Board will be elected each year. Initially, members of Class I are expected to be elected at the May 10, 1996 Annual Meeting of Stockholders. Directors elected to Class I positions will serve for three years until the third subsequent scheduled Annual Meeting of Stockholders.

   Commencing with the election of Class I directors, each class of directors elected at a subsequent annual meeting will be elected to a three year term. Vacancies occurring in any class (or arising from an increase in the size of the Board) may be filled solely by the affirmative vote of a majority of the remaining Board to serve for the remainder of the term of the class. This pro-posal gives the Board a greater likelihood of continuity and experience since at any one time at least one-third of the Board will be in its second year of service and at least one-third will be in its third year of service. Members elected within the most recent year will comprise approximately one-third of the membership of the Board. Although the Board is not aware of any problems experienced by the Company in the past with respect to continuity and stability of leadership and policy, as the Company grows the Board believes a classified Board will decrease the likelihood of problems of continuity and stability arising in the future.

   If included in the amended and Restated Certificate of Incorporation ("Certificate"), proposed Article Twelfth would be applicable to every future election of directors. As such, the holders of a majority of the shares of Common Stock would require more time to replace a majority of the directors.

   A classified Board with staggered three year terms may also make the Company less attractive to tender offerors since, if the Board should be comprised of five members as at present, a majority stockholder would, under the proposed amendment, normally need at least two annual meetings to obtain control of a majority of the Board, as opposed to one meeting. The Board believes the pro-posed amendment will more likely lead a well financed bidder into direct nego-tiation with the Board and therefore discourage potential hostile takeovers of the Company. Although management presently controls approximately 41.84% of the Common Stock, that control may be diluted by future issuances of voting stock. Therefore, management has proposed this and other amendments at this time, in part to encourage future potential interested parties to negotiate with the Board.

   This proposal is not the result of any specific effort to accumulate the Company's securities or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise. Further, although this provision may be beneficial to management in a hostile tender offer, it could also have an adverse impact on stockholders who may want to participate in such a tender offer.

VOTE REQUIRED FOR ADOPTION OF PROPOSED AMENDMENT

   Under Delaware corporation law, the affirmative vote of the holders of a majority of the shares of stock of the Company entitled to notice of and to vote at the Annual Meeting is required to adopt the proposed amendment to the Certificate.

   The Board of Directors recommends that stockholders vote FOR the proposed amendment.

                            PROPOSED ARTICLE TWELFTH

   TWELFTH: The Board shall be divided as nearly equal in number as possible into three classes, designated Class I, Class II and Class III. The term of office of Directors of one class shall expire at each regularly scheduled annual meeting of stockholders held for the purpose of electing directors of that class, and in all cases as to each Director until his or her successor shall be elected and shall qualify or until his or her earlier resignation, removal from office, death or incapacity. Additional directorships resulting from an increase in the number of Directors shall be apportioned among the classes as equally as possible. The initial term of office of Directors of Class I shall begin at the first regularly scheduled meeting of stockholders held on May 10, 1996; that of Class II shall begin at the first regularly sche-duled meeting of stockholders occurring in 1997 or thereafter; and that of Class III shall begin at the first regularly scheduled meeting of stockholders occurring in 1998 or thereafter; and in all cases as to each Director shall continue until his or her successor shall be elected and shall qualify, or until his or her earlier resignation, removal from office, death or incapacity. At each regularly scheduled annual meeting of stockholders held for the purpose of electing directors of that class, the number of Directors equal to the number of Directors of the class whose term expires at the time of such meeting (or, if less, the number of Directors properly nominated and qualified for election) shall be elected to hold office until the third succeeding annual meeting of stockholders held for the purpose of electing directors of that class, after their election.

                                       PROPOSAL 2

                           NOMINATION AND ELECTION OF DIRECTORS

     The director to be elected will be elected to one of three classes of directors, to hold office for one, two, or three years respectively, and until the Annual Meetings held in 1997, 1998 and 1999 and until his or her successor is elected and has qualified, or until his or her death, resignation, or re-moval. Five directors are to be elected at the Annual Meeting, two to Class I, one to Class II and two to Class III. All nominees for director were elected by the stockholders at the Company's 1994 annual meeting of stockholders.

     The five candidates receiving the highest number of affirmative votes cast at the Annual Meeting shall be elected as directors of the Company. Each person nominated for election has agreed to serve if elected. If any of such nominees shall become unavailable or refuse to serve as a director (an event that is not anticipated), the proxy holders will vote for substitute nominees at their discretion. Unless otherwise instructed, the proxy holders will vote the Proxies received by them for the five nominees named below.

     The Board of Directors recommends that stockholders vote FOR each named nominee.


NOMINEES

     Set forth below is information regarding the nominees, including informa-tion furnished by them as to their principal occupations for the last five years, and their ages as of September 6, 1995.

          Name                     Age       Director Since
          ------------------       ---       --------------

          Class I
          ---------
          Mark A. Le Doux           41            1986

          Class II
          ---------
          Lee G. Weldon             56            1992
          Marie A. Le Doux          78            1986

          Class III
          ---------
          William R. Kellas         44            1988
          William P. Spencer        43            1986


     MARK A. LE DOUX was a director, the President and Chief Executive Officer of Natural Alternatives, Inc., the predecessor corporation, from its forma-tion in 1981 until the 1986 merger into the Company. Mr. Le Doux has been a director of the Company since the August 1986 merger of the predecessor cor-poration into the Company, which continued the business and operations of the predecessor. Since August 1986, Mr. Le Doux has also been the President and Chief Executive Officer of the Company. From 1976 to 1980, he held the posi-tion of Executive Vice President and Chief Operating Officer of Kovac Labora-tories, a company which was engaged in the business of manufacturing nutri-tional supplements. He attended the University of Oklahoma and graduated Cum Laude with a Bachelor of Arts in Letters in 1975. Mr. Le Doux graduated from the Thomas Jefferson School of Law, San Diego in 1979 with a Juris Doctorate. He is the son of Marie A. Le Doux.

     WILLIAM P. SPENCER has been a director of the Company since August 1986, and has also been Executive Vice President, Chief Operating Officer and Chief Financial Officer since that time. Prior to August 1986, Mr. Spencer was a di-rector, Vice President, and Chief Financial Officer of Natural Alternatives, Inc., the predecessor corporation. Prior to joining Natural Alternatives, Inc., he was with San Diego Trust and Savings Bank for ten years, the last four as Vice President. Mr. Spencer received a Bachelor of Science in the field of Finance in 1974, and a Masters in Business Administration, also in the area of Finance, in 1979 from San Diego State University.

     MARIE A. LE DOUX has been a director of the Company since August 1986, and has also been Chairperson and Secretary since that time. Mrs. Le Doux was also the Chairperson/Advisor of the Company's predecessor from its formation until 1986. She has thirty-eight years of experience in the area of nutri-tion. In 1978, Mrs. Le Doux was awarded an Honorary Fellowship from the In-ternational Academy of Preventive Medicine. In 1981, she received an Honor-ary Ph.D. in Humanities from the Heritage Institute. For the last eighteen years, Mrs. Le Doux has been the President of Play N' Talk International, a company which is in the business of preparing instructional materials for chil-dren's reading programs. She is the mother of Company President and CEO, Mark A. Le Doux.

     WILLIAM R. KELLAS, Ph.D. has been a director of the Company since October 1987. Dr. Kellas graduated from the University of Southern California earning a Bachelor of Science Degree in Business with a Minor in Physics in 1974. He earned his Ph.D. in Health Sciences from the Doctors University of Natural Health Sciences in 1985. Dr. Kellas also graduated from Harvard University's Financial and Management Program. From 1974 to 1984, Dr. Kellas was employed by IBM as the firm's Western Regional Marketing Manager. From 1984 to 1985, Dr. Kellas was a District Manager for Wang Laboratories. Presently, Dr. Kellas is the President of a biochemical firm called Professional Preference, which sells computerized regimens of protocols designed to regenerate an in-dividual's immune system and fight related degenerative diseases.

     LEE G. WELDON has been a director of the Company since June 1992. He was the Chairman and Chief Executive Officer of Kal Healthway, Inc., a food sup-plement distributor, until it was acquired by another company in 1995. In 1963, Mr. Weldon graduated from UCLA and obtained a Bachelor of Science de-gree in Business Administration.

BOARD COMMITTEES AND MEETINGS

     During the fiscal year ended June 30, 1995, the Board of Directors held four meetings. The Board of Directors has an Audit Committee and a Compen-sation Committee. All members of the Board of Directors hold office until the next annual meeting of stockholders or the election and qualification of their successors. All directors receive $500 for each Board of Director's meeting personally attended. Executive officers serve at the discretion of the Board of Directors.

     The Audit Committee recommends a firm to be appointed by the Board of Di-rectors, subject to ratification by the stockholders, as independent auditors to audit the Company's financial statements and to perform services related to the audit. The Audit Committee also has the responsibility to review the scope and results of the audit with the independent auditors, review with man-agement and the independent auditor's the Company's interim and year-end op-erating results, consider the adequacy of the internal accounting and control procedures of the Company, review any non-audit services to be performed by the independent auditors and consider the effect of such performance on the audi-tors independence. The Audit Committee was established in February 1993, and consists of Messrs. Kellas, Weldon and Spencer.

     The Compensation Committee establishes rates of salary, bonuses, retire-ment and other compensation for all directors and officers of the Company and for such other personnel as the Board of Directors may designate. No member of the Compensation Committee may vote upon his or her own compensation except for such items as are applicable to a group that also includes personnel who are not directors or officers of the Company. The Compensation Committee was established in May 1992, and consists of Messrs. Kellas and Weldon. Messrs. Kellas and Weldon are directors and are not officers or employees of the Com-pany or any of its subsidiaries.

     During the fiscal year ended June 30, 1995, each Board member attended at least 75% of the aggregate of the meetings of the Board of Directors and of the Committees on which he or she served.

EXECUTIVE COMPENSATION

     SUMMARY OF CASH AND OTHER COMPENSATION. The following table sets forth compensation for services rendered in all capacities to the Company during the fiscal year ended June 30, 1995, by each of the executive officers and two additional individuals for whom disclosure is required.

                           SUMMARY COMPENSATION TABLE

                                                                               Long Term
                                                                              Compensation
                                               Annual Compensation               Awards
                                      -------------------------------------   ------------
                                                                               Securities
                                                              Other Annual     Underlying     All Other
                                                              Compensation      Options/    Compensation
Name and Principal Position    Year   Salary ($)   Bonus($)      ($)(1)         SARs(#)        ($)(2)
- ----------------------------   ----   ----------   --------   -------------    ----------   ------------
Mark A. Le Doux, President,    1995      172,942    101,203          11,502       100,000         14,961
 Chief Executive Officer       1994      158,450    157,867          27,770        60,000         22,559
 and Director                  1993      106,750     53,231          12,402          ---          14,817


William P. Spencer,            1995      168,058    83,854              543       125,000         35,538
 Executive Vice President,     1994      200,250   124,357           40,668       125,000         35,394
 Chief Operating Officer,      1993       93,710    37,266            2,836          ---          14,465
 Treasurer,
 Chief Financial Officer,
 Chief Acctg. Officer,
 and Director


John A. Wise, Vice President   1995      110,365    54,939            ---          60,000         13,272
 Research & Development        1994      133,530    41,763          42,794        106,000         12,986
                               1993       65,492     5,000           9,812           ---           3,208


William A. Toomey              1995       97,486    52,047          12,018         55,000          9,527
 Vice President                1994      111,760    48,092          19,729         55,000         11,866
 International Marketing       1993       80,005      ---             ---            ---           2,323


(1) Amounts do not exceed the lesser of $50,000 or 10% of salary and bonus combined for named executive, except as set forth in the following table for the year ended June 30, 1994.

(2)  See following table.

                    SUMMARY OF CASH AND OTHER COMPENSATION



                                    Mark A.   William P.   John A.   William A.
                                    Le Doux    Spencer      Wise       Toomey
                                    -------   ----------   -------   ----------
Other Annual Compensation-1994
   Personal Transportation             n/a    $    9,739   $ 9,524   $    3,949
   Other Personal Expenses             n/a        20,516    22,480       11,318
   Tax Payment Reimbursements          n/a        10,413    10,790        4,462
                                    -------   ----------   -------   ----------
Totals                                 n/a    $   40,668   $42,794   $   19,729
                                    =======   ==========   =======   ==========
All Other Compensation - 1995
   401(k) Employer Contributions    $ 5,060   $    4,518   $ 7,273   $    2,280
   Life Insurance Premiums            1,813       13,895        93           93
   Medical, Dental and Vision         5,838       14,875     5,906        7,154
   Years of Service Award              ---          ---       ---          ---
   Board of Director Meetings         2,250        2,250      ---          ---
                                    -------   ----------   -------   ----------
 Totals                             $14,961   $   35,538   $13,272   $    9,527
                                    =======   ==========   =======   ==========
All Other Compensation - 1994
   401(k) Employer Contributions    $10,303   $   12,662   $ 8,510   $    7,601
   Life Insurance Premiums            3,567       13,909       107          107
   Medical, Dental and Vision         6,289        6,085     4,369        4,158
   Years of Service Award               150          488      ---          ---
   Board of Director Meetings         2,250        2,250      ---          ---
                                    -------   ----------   -------   ----------
 Totals                             $22,559   $   35,394   $12,986   $   11,866
                                    =======   ==========   =======   ==========
All Other Compensation - 1993
   401(k) Employer Contributions    $ 6,571   $    5,310   $  ---    $     ---
   Life Insurance Premiums              860        2,210        95           49
   Medical, Dental and Vision         5,386        5,445     2,280        2,274
   Years of Service Award             1,000          500       833         ---
   Board of Director Meetings         1,000        1,000      ---          ---
                                    -------   ----------   -------   ----------
 Totals                             $14,817   $   14,465   $ 3,208   $    2,323
                                    =======   ==========   =======   ==========


     OPTION GRANTS. The following table contains information concerning the stock option grants to the Company's Chief Executive Officer and each of the other named executive officers and the required additional individuals that were made for the fiscal year ended June 30, 1995:

                       OPTION GRANTS IN LAST FISCAL YEAR


                                                                                 Potential Realizable Value at
                      Securities      % of Total       Exercise                   Assumed Rates of Stock Price
                      Underlying    Options Granted       or                    Appreciation for Option Term (1)
                        Options     to Employees in   Base Price   Expiration   --------------------------------
Name                  Granted (#)   Fiscal Year (2)     ($/Sh)        Date            5% ($)        10% ($)
- ------------------   ------------   ---------------   ----------   ----------        -------        -------
Mark A. Le Doux           100,000            20.00%   $    4.625     01/24/00         99,700        214,600

William P. Spencer        125,000            25.00%   $    4.625     01/24/00        124,600        268,300

John A. Wise               60,000            12.00%   $    4.625     01/24/00         59,800        128,800

William A. Toomey          55,000            11.00%   $    4.625     01/24/00         54,800        118,000

(1) There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appre-ciation over the five-year option term will be at the assumed five percent and ten percent levels or at any other defined level. Unless the market price of the Company's common stock does in fact appre-ciate over the option term, no value will be realized from the option grants made to the executive officers and required additional indivi-duals.

(2) The options granted to the named executives and the required additional individuals were granted under the Company's 1994 Nonqualified Stock Option Plan on January 24, 1995 at the fair market value price of $4.625. The following restrictions apply to the options granted:
        (a) The recipient must be employed with the Corporation on the date of exercise, (b) Fifty percent of the granted options are exercisable on the date of grant, (c) The remaining fifty percent are exercisable on September 23, 1995.


     OPTION EXERCISES AND HOLDINGS. The following table sets forth information concerning option exercises and option holdings under the 1992 Incentive Stock Option Plan, the 1992 Nonqualified Stock Option Plan and the 1994 Nonquali-fied Stock Option Plan for the year ended June 30, 1995, with respect to the Company's Chief Executive Officer, the named executive officer, and the required additional individuals:

              AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES



                                                            Number of Unexercised          Value of Unexercised
                                      Value Realized        Options/SARs at Fiscal      In-the-Money Options/SARs
                        Shares        Market Price at           Year End (#)           At Fiscal Year End ($) (1)
                       Acquired        Exercise Less     ---------------------------   ---------------------------
Name                 Exercise (#)   Exercise Price ($)   Exercisable   Unexercisable   Exercisable  Unexercisable
- ------------------   ------------   ------------------   -----------   -------------   -----------   -------------

1992 Plans
- ----------
Mark A. Le Doux                 0                    0        60,000               0   $    82,200   $       ---

William P. Spencer              0                    0       125,000               0   $   171,250   $       ---

John A. Wise                    0                    0       100,000               0   $   137,000   $       ---

William A. Toomey               0                    0        55,000               0   $    75,350   $       ---


1994 Plan
- ---------

Mark A. Le Doux                 0                    0        50,000         50,000    $    81,000   $    81,000

William P. Spencer              0                    0        62,500         62,500    $   101,250   $   101,250

John A. Wise                    0                    0        30,000         30,000    $    48,600   $    48,600

William A. Toomey               0                    0        27,500         27,500    $    44,550   $    44,550


(1) The closing price of the Company's common stock at June 30, 1995, as quoted on the American Stock Exchange was $6.25.



   EMPLOYMENT AGREEMENTS. Messrs. Le Doux and Spencer each have Employment Agreements ("Agreements") with the Company effective October 1, 1995, through September 30, 1996. Pursuant to the Agreements, Messrs. Le Doux and Spencer receive annual base salaries of $182,000 and $150,800, respectively. The Agreements also provide severance payments in the event of a merger, liquida-tion or sale of all or substantially all of the assets of the Company in an amount equal to 2.99 times the employees' average annualized base salary and performance bonus for the five year period immediately preceding the severance payment. The Agreements also contain restrictive covenants prohibiting Messrs. Le Doux and Spencer, from competing with the Company during the term of their employment and for two years thereafter.

401(K) PLAN

   The NATURAL ALTERNATIVES Partnership for Profits Plan ("Plan") is considered a qualified plan under Section 401(k) of the Internal Revenue Code. All employees of the Company with twelve months service and at least one thousand hours of service during the twelve month period are eligible for the Plan. The Plan provides for employee contributions of up to 15% of compensation. Employ-er contributions are determined by the Board of Directors at their discretion. The Company may match up to 100% of each employee's contribution which does not exceed 5% of the employee's total compensation. Employee contributions in the Plan are 100% vested. Participants become vested in employer contributions at the rate of 34% the first year, 67% the second year and 100% after three years. The Company contributed to the Plan and expensed $50,345, $84,296 and $34,674, in 1995, 1994 and 1993, respectively.


STOCK OPTION PLANS

   The Company maintains three stock option plans: the 1992 Incentive Stock Option Plan ("Incentive Plan") and the 1992 Nonqualified Stock Option Plan ("1992 Nonqualified Plan"), both of which were approved by the stockholders of the Company at its Annual Meeting of Stockholders on June 5, 1992, and the 1994 Nonqualified Stock Option Plan ("1994 Nonqualified Plan") which was approved by the Board of Directors on December 9, 1994. The 1992 Incentive Plan provides for the granting of "incentive stock options" as described in
Section 422 of the Internal Revenue Code (Code). The 1992 and 1994 Nonquali-fied Plans provide for the granting of nonqualified stock options which are not intended to qualify under any provision of the Code. On September 9, 1993, all options then authorized under the Incentive Plan and the 1992 Nonqualified
Plan were granted at the fair market value price of $4.875 per share. On December 9, 1994, the Stockholders approved an amendment to the Incentive
Plan, increasing the number of common shares that may be granted from 200,000 to 500,000. There have been no additional options granted to date under the Incentive Plan. On January 24, 1995, options for 500,000 shares under the 1994 Plan were granted at the fair market value of $4.625 per share.

INCENTIVE PLAN

PURPOSE

   The purpose of the Incentive Plan is to promote the interests of the Company by providing a method whereby key management personnel of the Company and its subsidiaries responsible for the management, growth and financial success of the Company may be offered incentives to encourage them to acquire a pro-prietary interest or to increase their proprietary interest in the Company, and to remain in the employ of the Company and its subsidiaries. The total number of shares issuable under the Incentive Plan is 500,000 shares, sub-ject to certain adjustments.

ADMINISTRATION

   The Incentive Plan is to be administered by either the Board of Directors ("Board") or the Company's Compensation Committee. Subject to the express provisions of the Incentive Plan, the Board or the Compensation Committee will have complete authority to determine the employees to whom, and the times at which options are to be granted, the number of shares to be subject to each option, the option term, and all other terms and conditions of an option.
The Board or the Compensation Committee will also have the authority to interpret the provisions in the Incentive Plan and to prescribe rules and regulations for its orderly administration.

EXERCISE PRICE

   The exercise price of incentive stock options granted under the Incentive Plan may not be less than 100% of the fair market value of the Common Stock on the date of the option grant. With respect to any key employee who owns stock representing more than 10% of the voting power of the outstanding capital stock of the Company, the exercise price of any incentive stock option may not be less than 110% of the fair market value of such shares at the time of grant and the term of such option may not exceed five years. Each option granted under the Incentive Plan will be exercisable at such time or times, during such period, and for such number of shares as is determined by the Board or the Compensation Committee and set forth in the instrument eviden-cing the option. No option granted under the Incentive Plan shall have a term in excess of ten years from the date of grant.

RESTRICTIONS ON TRANSFER

   During the lifetime of the optionee, the option will be exercisable only by the optionee and may not be assigned or transferred by the optionee other than by will or the laws of descent or distribution. Should an optionee cease to be an employee of the Company or its subsidiaries for any reason other than death, then any outstanding option granted under the Incentive Plan will be exercis-able by the optionee only during the three month period following cessation of employee status, and only to the extent of the number of shares for which the option is exercisable at the time of such cessation of employee status.

ADJUSTMENT PROVISIONS

   If the Company or its stockholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by sale, merger, reorganization or liquidation, each option outstanding will become exercisable during the 15 days immediately prior to the scheduled consummation of such sale, merger, reorganization or liquidation with respect to the full number of shares of the Company's Common Stock purchasable under such option, unless the successor corporation or parent assumes or replaces the outstanding options.

   In the event any change is made to the outstanding shares of the Company's Common Stock without the receipt of consideration by the Company, then unless such change results in the termination of all outstanding options, appro-priate adjustments will be made to the maximum number of shares issuable under the Incentive Plan and to the number of shares and the option price per share of the stock subject to each outstanding option.

FEDERAL INCOME TAX CONSEQUENCES

   Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

   There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

   If an optionee holds options acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these hold-ing periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or (b) the optionee's actual gain, if any, on the purchase and sale. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Ex-change Act.

   To the extent the optionee recognizes ordinary income by reason of a dis-qualifying disposition, the Company generally will be entitled (subject to the requirement of reasonableness and perhaps, in the future, the satisfac-tion of a withholding obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.


1992 AND 1994 NONQUALIFIED PLAN

PURPOSE

   The purpose of the 1992 and 1994 Nonqualified Plans ("Nonqualified Plans") is to provide an incentive to eligible employees, consultants, officers and directors whose present and potential contributions are important to the con-tinued success of the Company, to afford those individuals the opportunity to acquire a proprietary interest in the Company and to enable the Company to enlist and retain qualified personnel for the successful conduct of its busi-ness. Officers, directors, consultants and employees of the Company and its subsidiaries whom the administrators deem to have the potential to contribute to the success of the Company shall be eligible to receive options under the Nonqualified Plans.

ADMINISTRATION

   The administrators of the Nonqualified Plans shall be either the Board or a committee designated by the Board. The administrators have full power to se-lect, from among the officers, directors, employees and consultants of the Company eligible for options, the individuals to whom options will be granted, and to determine the specific terms of each grant, subject to the provisions of the Nonqualified Plans.

EXERCISE PRICE

   The exercise price for each share covered by the Nonqualified Plans will be determined by the administrators, but will not be less than 60% and 100% of the fair market value of a share of Common Stock of the Company on the date of grant of such option for the 1992 Nonqualified Plan and the 1994 Nonqualified Plan, respectively. The term of each option will be fixed by the administra-tors of the Nonqualified Plans. In addition, the administrators will determine the time or times each option may be exercised. Options may be exercisable in installments, and the exercisability of options may be accelerated by the administrators.

RESTRICTIONS ON TRANSFER

   Options granted pursuant to the Nonqualified Plans are nontransferable by their participants, other than by will or by the laws of descent or distribu-tion, and may be exercised during the lifetime of the participant only by the participant. In the event of an optionee's termination of employment or con-sulting relationship for any reason other than death or total and permanent disability, an option may be thereafter exercised, to the extent it was exer-cisable at the date of such termination, for such period of time as the admini-strator shall determine at the time of grant, but only to the extent that the term of the option has not expired.

ADJUSTMENT PROVISIONS

   Subject to the Nonqualified Plans' change in control provisions, in the event of the sale of substantially all of the assets of the Company or the mer-ger of the Company with or into another corporation, each outstanding option shall be assumed or substituted by such successor corporation or parent or sub-sidiary of such successor corporation. The Nonqualified Plans also provide that in the event of a change of control of the Company, certain acceleration and valuation provisions shall apply, except as otherwise determined by the Board at its discretion prior to the change of control.

   In the event of any change in capitalization in the Company which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the number of shares which have been reserved for issuance under the Nonqualified Plans and the price per share covered by each outstan-ding option.

FEDERAL INCOME TAX CONSEQUENCES

   Nonqualified stock options granted under the Nonqualified Plans generally have the following federal income tax consequences:

   There are no tax consequences to the optionee or the Company by reason of the grant of a non-qualified stock option at the fair market value of the op-tion. Upon exercise of a nonqualified stock option, the optionee will recog-nize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold taxes in an amount based on the ordinary income recognized. Subject to the requirement of reason-ableness and the satisfaction of any withholding obligation, the Company gener-ally will be entitled to a business expense deduction equal to the taxable or-dinary income realized by the optionee. Upon disposition of the stock, the op-tionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.


                     REPORT OF THE COMPENSATION COMMITTEE

   The Compensation Committee is a standing committee of the Board of Directors of the Company. The Compensation Committee is responsible for adopting and evaluating the effectiveness of compensation policies and programs for the Company and for making determinations regarding the compensation of the Com-pany's executive and other officers, subject to review by the full Board of Directors. In fiscal year 1995 the members of the Committee were William R. Kellas and Lee G. Weldon, who are non-employee directors of the Company.

   The following report is submitted by the Compensation Committee members with respect to the executive compensation policies established by the Compensation Committee and compensation paid or awarded to executive and other officers for fiscal year 1995.

   In adopting and evaluating the effectiveness of, compensation programs for executive officers, as well as other employees of the Company, the Compen-sation Committee is guided by three basic principles:

   1. The Company must offer competitive salaries to be able to attract and retain highly-qualified and experienced executives and other management personnel.

   2. Annual executive compensation in excess of base salaries should be tied to the Company's performance.

   3. The financial interest of the Company's senior executives should be aligned with the financial interest of the stockholders, primarily through stock option grants and other equity-based compensation programs which reward executives for improvements in the long term value of the Company's Common Stock.

   SALARIES AND EMPLOYEE BENEFIT PROGRAMS. In order to retain executives and other key employees, and to be able to attract additional well-qualified executives when the need arises, the Company strives to offer salaries, health care and other employee benefit programs to its executives and other key em-ployees which are comparable or better than those offered by competing businesses.

   In establishing salaries for executive officers, the Compensation Committee reviews (i) the historical performance of the executives; and (ii) available information regarding prevailing salaries and compensation programs offered by competing businesses. Another factor which is considered in establishing salaries of executive officers is the cost of living in Southern California where the Company is headquartered, as such cost generally is higher than in other parts of the country.

   The Committee believes the base salary and employee benefits in 1994 were generally modest relative to the Company's competitors. Base salary generally increased and potential employee benefits were increased in 1995 as more empha-sis was placed on incentive compensation and stock bonuses to reward employees.

   PERFORMANCE-BASED COMPENSATION. The Compensation Committee believes that, as a general rule, annual compensation in excess of base salaries should be dependent on the employees performance and the Company's performance, and should be issued if at all based on recommendations of the Committee, and the discretion of the Board. Accordingly, at the beginning of each fiscal year, the Compensation Committee establishes an incentive compensation program ("Bonus Plan") for executive officers and other key management personnel under which executive officers and other key management personnel may earn bonuses, in amounts ranging up to 100% of their annual salaries, provided the Company achieves or exceeds the pre-tax net income goal established for the year.

   The net income goal is established in part on the basis of an annual operat-ing plan developed by management and approved by the Board of Directors. The annual operating plan and the Company's stock option plans are designed to maximize profitability, within the constraints of economic and competitive conditions, some of which are outside the control of the Company, and are de-veloped on the basis of (i) the Company's performance in the prior year; (ii) estimates of sales revenue for the plan year based upon recent market conditions and trends and other factors which, based on historical experience, are expected to affect the level of sales that can be achieved; (iii) historical operating costs and cost savings that management believes can be realized; and (iv) com-petitive conditions faced by the Company. By taking all of these factors into account, including market conditions, the net income goal in the annual opera-ting plan, which is also a factor on which bonus awards are determined under the Bonus Plan, is fixed at what is believed to be a realistic level so as to make the incentives meaningful to executives and to avoid penalizing executives and other key management personnel for conditions outside of their control.

   In certain instances, bonuses under the Bonus Plan are awarded not only on the basis of the Company's overall profitability, but also on the achievement by an executive of specific objectives within his or her area of responsibility. For example, a bonus may be awarded for an executive's efforts in achieving greater than anticipated cost savings, or establishing new or expanding existing markets for the Company's products. Typically, the maximum bonus that may be awarded for achievement of specific objectives is determined at the beginning of the year to provide the requisite incentive for such performance.

   As a result of this performance-based Bonus Plan, executive compensation, and the proportion of each executive's total cash compensation that is represented by incentive or bonus income, increases in those years in which the Company's profitability increases. On the other hand, in years in which the Company experiences less than anticipated profit growth, bonuses, and therefore also total executive compensation, should tend to be lower. The Bonus Plan was ter-minated on July 15, 1995. The Board of Directors may now award bonuses at its discretion.

   STOCK OPTIONS AND EQUITY-BASED PROGRAMS. In order to align the financial interest of senior executives and other key employees with those of the stock-holders, the Company grants stock options to its senior executives and other key employees on a periodic basis, to purchase Common Stock of the Company. Stock option grants reward senior executives and other key employees for per-formance that results in increases in the market price of the Company's Common Stock, which directly benefits all stockholders.

   Stock options were granted to executive officers and key employees of the Company in fiscal year 1995. The stock option grants for 1995 were based on the Committee's perception of each executive's contribution to the Company's fiscal performance and achievement of its strategic objectives, the responsibilities associated with his/her position, his/her salary and bonus compensation, and the size of grants by comparable companies. The members of the Committee as-signed no specific weight to any of these specific factors in making option grant determination.

   OTHER MATTERS. In August 1993, Congress enacted tax legislation that, among other things, places a ceiling of $1 million on the amount of an executive officer's annual compensation that may be deducted for federal income tax pur-poses in any year (the "Deductibility Cap"). The legislation provides compensation paid under certain incentive compensation plans may be excluded from the calculation of compensation subject to the Deductibility Cap, provided the plans meet certain conditions, which are contained in regulations recently adopted by the Internal Revenue Service. The Compensa-tion Committee monitors the potential impact of the Deductibility
Cap and does not currently believe, that changes to the Company's compensation plans are needed to preserve the deducti-bility of executive compensation paid by the Company.


   CHIEF EXECUTIVE OFFICER'S COMPENSATION. Mr. Le Doux, the President and Chief Executive Officer, has an employment contract which establishes his base salary level and evaluation substantially in accordance with the foregoing policies. During fiscal year 1995, Mr. Le Doux's base salary pursuant to his employment agreement was $172,942, and he received an incentive bonus award of $101,203. In determining Mr. Le Doux's base salary and incentive award for fiscal year 1995, the Compensation Committee, at its discretion, considered Mr. Le Doux's role in implementing the Company's stated strategic goals and achievement of record gross revenues and net income. No specific weight was assigned to these factors by the Compensation Committee in determining the amount of Mr. Le Doux's base salary and incentive award. In addition, consis-tent with the Company's policy of linking executive compensation with achieve-ment of long-term strategic goals, Mr. Le Doux was granted options during fis-cal year 1995 to purchase an aggregate of 100,000 shares of the Company's Common Stock.

          Compensation Committee

          William R. Kellas

          Lee G. Weldon


   The material in this report and the accompanying Stockholder Return Perform-manse Table is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   No current member of the Company's Compensation Committee is a current or former officer or employee of the Company or its subsidiaries.

               STOCKHOLDER RETURN PERFORMANCE TABLE

   Set forth below is a table comparing the yearly percentage in the cumulative total stockholder return on the Company's Common Stock with the cumulative total return of the Standard and Poors 500 Index and the AMEX Consumer Goods Index for the period beginning June 30, 1990 and ending June 30, 1995. The table assumes that all dividends have been reinvested.


                                     Cumulative Total Return
                        -------------------------------------------------
                        6/90     6/91     6/92     6/93     6/94     6/95
                        ----     ----     ----     ----     ----     ----

Natural Alternatives     100       63      126      133      246      175
 International

S & P 500                100      107      122      138      140      177

AMEX Consumer Goods      100      117      151      170      160      199





         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                            MANAGEMENT

   The following table sets forth certain information regarding the ownership of the Company's Common Stock as of February 29, 1996 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table in Executive Compensation; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Com-pany to be beneficial owners of more than 5% of the Common Stock.

DIRECTOR AND OFFICERS


                                         Amounts and Nature
  Title of        Name and Address          of Beneficial        Percent
   Class         of Beneficial Owner      Ownership (1)(2)     of Class (2)
- ------------    ---------------------    ------------------    ------------
Common Stock    Marie A. Le Doux(3)               1,097,301          20.72%
                1185 Linda Vista Dr.
                San Marcos, CA 92069

Common Stock    Mark A. Le Doux (4)                 539,317          10.18%
                1185 Linda Vista Dr.
                San Marcos, CA 92069

Common Stock    William R. Kellas (5)                29,500           0.56%
                1185 Linda Vista Dr.
                San Marcos, CA 92069

Common Stock    William P. Spencer (6)              254,792           4.81%
                1185 Linda Vista Dr.
                San Marcos, CA 92069

Common Stock    Lee G. Weldon (7)                    41,880           0.79%
                1185 Linda Vista Dr.
                San Marcos, CA 92069

Common Stock    John A. Wise (8)                    158,500           2.99%
                1185 Linda Vista Dr.
                San Marcos, CA 92069

Common Stock    William A. Toomey (9)                95,000           1.79%
                1195 Linda Vista Dr.
                San Marcos, CA 92069

Common Stock    All Directors and                 2,216,290          41.84%
                Officers as a Group
                (7 Persons)


(1) Except as indicated in the footnotes to this table and pursuant to appli-cable community property laws to the Company's knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock.

(2) Shares of common stock which were not outstanding but which could be acquired upon exercise of an option within 60 days from the date of this filing are considered outstanding for the purpose of computing the percentage of out-standing shares beneficially owned. However, such shares are not considered to be outstanding for any other purpose.

(3) Includes 183,000 shares held by the Marie Le Doux Charitable Lead Annuity Trust, 550,000 shares held by the Le Doux Family Limited Partnership, 55,000 held by the Marie Le Doux Foundation, 50,000 held by the Marie Le Doux Charit-able Unitrust and 10,000 shares which Mrs. Le Doux has the right to acquire upon exercise of options exercisable within 60 days after the Record Date. Marie Le Doux disclaims beneficial ownership for all of the shares not held in her name.

(4) Includes 7,200 shares held as custodian for Marcelle Le Doux, 800 shares held in the name of Mr. Le Doux's wife, and 800 shares held as custodian for Jean-Marc Le Doux. Also includes 160,000 shares which Mr. Le Doux has the right to acquire upon exercise of options exercisable within 60 days after the Record Date. Excludes 550,000 shares held by the Le Doux Family Limited Partnership of which Mr. Le Doux is the General Partner, and also excludes 55,000 held by the Marie Le Doux Foundation of which Mr. Le Doux is the trustee. Mr. Le Doux disclaims benefical ownership for all of the shares held by the partnership, and the foundation.

(5) Includes 1,500 shares of common stock held in the name of Dr. Kellas' wife and 15,000 shares which Dr. Kellas has the right to acquire upon exercise of options exercisable within 60 days after the Record Date.

(6) Includes 800 shares held by Jennifer Spencer, and 1,600 shares held as custodian for Lauren and Brittany Spencer. Also includes 240,000 shares which Mr. Spencer has the right to acquire upon exercise of options exercisable with-in 60 days after the Record Date.

(7) Includes 15,000 shares which Mr. Weldon has the right to acquire upon exer-cise of options exercisable within 60 days after the Record Date.

(8) Includes 158,500 shares which Mr. Wise has the right to acquire upon exer-cise of options exercisable within 60 days after the Record Date.

(9) Includes 95,000 shares which Mr. Toomey has the right to acquire upon exer-cise of options exercisable within 60 days after the Record Date.

There is no arrangement known with Company, the operation of which may at a sub-sequent date, result in a change of control of the Company.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of owner-ship and changes in ownership with the Securities and Exchange Commission ("SEC") and the American Stock Exchange. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

   Based solely on its review of the copies of reporting forms received by the Company, the Company believes that during its most recent fiscal year ended June 30, 1995, that its officers, directors and greater than 10% stockholders, except as set forth below, complied with the filing requirements under Section 16(a) from the period of June 30, 1994 through June 30, 1995. Director William Kellas, filed late Form 4's for two purchase transactions of Company stock for the period from June 30, 1994 to June 30, 1995.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   The Company leases offices and production facilities from its two principal stockholders, Marie A. Le Doux and Mark A. Le Doux. The lease expires in 2012 and provides for rent payable of $60,000 per year. In the opinion of management and an independent certified appraiser who evaluated the lease at its incep-tion, the lease is on terms no less favorable than could be obtained from un-affiliated parties. The Company has recently entered into an agreement with the Le Douxs' to acquire for $545,000 these leased facilities. The properties have been independently appraised at $580,000. The Company expects to fund the acquisition through conventional mortgage financing and to consummate the transaction during the fourth quarter of fiscal 1996.

   The Company entered into an agreement with the father-in-law and mother-in-law of the President of the Company in December 1991, which provides commissions on sales to a particular customer. The term of the agreement is ten years and will expire in December 2001. The commission equals 5% of sales, with earnings capped at $25,000 per calendar quarter. Amounts paid under this agreement were $100,000, $95,864 and $105,092 for the years ending June 30, 1995, 1994 and
1993, respectively. There were no accrued and unpaid amounts owed under the agreement at June 30, 1995 or 1994.

   During fiscal year 1994, the Company wrote-off a $42,000 note plus accrued interest of approximately $9,000 from an unrelated company formerly controlled by John Wise, an executive of the Company. Mr. Wise had controlled the un-related company at the time the note was advanced.

   Included in notes receivable is a promissory note from the Company's Presi-dent. The balance of the note, including accrued interest, was $91,992 and $86,772 as of June 30, 1995 and 1994, respectively. Additionally, the Company made a noninterest bearing loan in the amount of $100,000 to the Chairman of the Board, which is secured by proceeds from a life insurance policy on the Chairman of the Board's life.

   During fiscal year 1995, the Company's President paid $26,483 for certain ex-penses on behalf of the Company. Also, during this period, the Company paid commissions in the amount of $10,800 to the Chairman of the Board.


                                    PROPOSAL 3

                             AMENDMENT TO PROVIDE FOR
                FILLING OF VACANCIES OR NEW POSITIONS ON THE BOARD

   The Board recommends the Company's Certificate of Incorporation be amended and Restated to add Article Thirteenth, which provides if a new Board seat is created or a vacancy occurs on the Board for any other reason it shall be filled solely by the affirmative vote of a majority of the remaining directors in office, even though less than a quorum, or by the sole remaining director. Directors so elected will hold office for the remainder of the full term of the class of directors in which the new directorship was created, as determined in the same manner or in which the vacancy occurred, and until such director's successor shall have been elected and qualified. Any decrease in the number of directors constituting the Board shall not shorten the term of any incumbent director.

   The proposed amendment eliminates any stockholder power to fill vacancies or newly created directorships on the Board. The provision is intended to provide stability within the management and organization of the Company by vesting the power to fill vacant positions solely in the elected representatives of the stockholders. It will prevent a third party seeking majority representation on the Board and from obtaining such representation simply by enlarging the Board and then filling the new directorships with its own nominees.

   The proposed amendment is in accordance with the General Corporation Law of the State of Delaware which provides that vacancies and newly created director-ships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, unless the Certificate of Incorporation or Bylaws provide otherwise.

VOTE REQUIRED FOR ADOPTION OF PROPOSED AMENDMENT

   Under Delaware corporation law, the affirmative vote of the holders of a majority of the shares of stock of the Company entitled to notice of and to vote at the Annual Meeting is required to adopt the proposed amendment to the Certificate.

   The Board of Directors recommends that stockholders vote FOR the proposed amendment.


                           PROPOSED ARTICLE THIRTEENTH

   THIRTEENTH: Newly created directorships resulting from any increase in the number of directors, or vacancies in any existing directorships resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less then a quorum, or by the sole remaining director. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the Class of Directors in which the new directorship was created as determined in the same manner as the identity of the directors, or the vacancy occurred, and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

                                  PROPOSAL 4

         AMENDMENT TO PROVIDE FOR REMOVAL OF DIRECTORS ONLY FOR CAUSE

   Under the existing terms of the Company's Bylaws, any director of the Company may be removed with or without cause by the affirmative vote of the stockholders having a majority of the voting power of the Company given at a special meeting of the stockholders called for the purpose, or if action is taken without a meeting, by a consent in writing signed by the holders of outstanding stock of the Company having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which the required number of stockholders entitled to vote thereon were present and voted. The Company's Bylaws do not define "cause".

   If adopted, proposed Article Fourteenth of the amended and Restated Cer-tificate of Incorporation would make it more difficult for the Company's stock-holders to remove a director. First, the proposed amendment would permit removal only upon the vote of the holders of 70% of the outstanding shares of the Company. Second, the proposed amendment defines "cause", limiting it to conviction of a felony or an adjudication by a court of competent jurisdiction that a director was liable for gross negligence or misconduct in the performance of the director's duties to the Company.

   By making it more difficult for stockholders to remove directors, the pro-posed amendment may discourage outsiders from seeking to acquire control of the Company because they may be delayed in making changes in existing management.
In considering the proposed amendment, stockholders should recognize the amend-ment would also make it more difficult to remove a director in circumstances in which a majority of the stockholders believe it is desirable to do so, but which do not constitute a take-over attempt.

VOTE REQUIRED FOR ADOPTION OF PROPOSED AMENDMENT

   Under Delaware corporation law, the affirmative vote of the holders of a majority of the shares of stock of the Company entitled to notice of and to vote at the Annual Meeting is required to adopt the proposed amendment to the Certificate.

   The Board of Directors recommends that stockholders vote FOR the proposed amendment.


                           PROPOSED ARTICLE FOURTEENTH

   FOURTEENTH: No director of the Corporation may be removed except for cause, and the vote of the holders of seventy percent (70%) of the outstanding shares of all classes of capital stock of the Corporation entitled to vote generally in the election of directors, considered for this purpose as one class, shall be required to remove a director for cause. Cause for removal shall be deemed to exist only if the director whose removal is proposed has been convicted in a court of competent jurisdiction of a felony or has been adjudged by a court of competent jurisdiction to be liable for gross negligence, breach of fiduciary duty, or misconduct in the performance of the director's obligations to the Corporation, and such conviction or adjudication has become final and non appealable.


                                     PROPOSAL 5

             AMENDMENT TO PROVIDE NOTICE REQUIREMENT FOR STOCKHOLDERS
                 TO PRESENT PROPOSALS AT A MEETING OF STOCKHOLDERS

   The Board recommends the Company's Certificate of Incorporation be amended and Restated to add new Article Fifteenth, which provides the only business that may be conducted at any meeting of the stockholders is business that has been brought before the meeting by, or at the direction of, the Board, or by any stockholder of the Company who provides timely notice of the proposal in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 60 days prior to the scheduled meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date. If, however, less than 70 days notice or prior public disclosure of the date of the scheduled meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled meeting was mailed or the day on which such public disclosure was made.

   The stockholder's notice to the Secretary must set forth in writing each matter the stockholder proposes to bring before the meeting including: a brief description thereof and the reasons for conducting such business at the meeting; the names and addresses, as they appear on the corporate books, of stockholders supporting such proposal; the class and number of shares of the Company's stock which are beneficially owned by the supporting stockholders on the date of the presenting stockholder's notice; and any financial interest of the presenting stockholder in such proposal. The determination as to whether the notice pro-visions have been met will be made by the presiding officer on or before the date of the meeting. This provision applies only to new business and not to other reports of officers, directors, or committees of the Board.

   At the present time neither the Certificate of Incorporation nor the Bylaws of the Company specify what business may be conducted at a stockholder's meet-ing. The Bylaws currently provide at Section 2.11 thereof for certain pro-cedures and notice requirements for stockholders to present proposals at annual meetings. These Bylaw provisions will conflict with the provisions of this Pro-posal 5 and will be deleted. Pursuant to the authority granted to the Board by
Section 8.03 of the Bylaws regarding Amendments, the Board, upon approval of this Proposal 5, shall delete Section 2.11 of the Bylaws and renumber the re-maining sections. Currently any business may be conducted as long as it is specified in the notice of the meeting, or is properly brought before the meet-ing and is in compliance with the Bylaws. A determination as to whether business (other than as specified in the notice of a meeting) is properly brought before a meeting would generally be made by the Chairman of the meeting at the time such business was presented.

   The proposed amendment provides an orderly procedure for notification to the Board concerning business which is to be presented at stockholders' meetings. This will enable the Board to plan such meetings and also, (to the extent it deems it necessary or desirable), to inform the stockholders, prior to the meeting, of any new business that will be presented at the meeting. The Board will also be able to make a recommendation or statement of its position so as to enable stockholders to better determine whether they desire to attend the meeting or grant a proxy to anyone. The proposed amendment does not give the Board any power to approve or disapprove the business that stockholders desire to be conducted at the meeting, but it does provide for a more orderly procedure for conducting the meeting.

   The proposed procedure may limit the ability of stockholders to initiate dis-cussion at a stockholders' meeting. It will preclude conducting business at a particular meeting if the proper notice procedures have not been followed. This may also have the effect of discouraging ill-considered, disruptive discussions at stockholders' meetings. Nothing in the proposed amendment precludes dis-cussion by any stockholder of any business properly brought before a meeting.

   The Board continues to be concerned that a person or group planning to in-fluence the Company's business and affairs for the purpose of securing a short-term profit may initiate extraordinary corporate action by making uninvited presentations at a stockholder's meeting, in an attempt to achieve such a result without offering stockholders or the Board adequate opportunity to consider and act upon the proposal. Although management is not aware that any person or group is presently attempting or contemplating such a proposal, the Board con-siders it desirable to take action to ensure that all business conducted at stockholder's meetings be properly presented to the Board in an adequate amount of time in advance of such meeting for the Board to properly consider the pro-posal, and allow stockholders an opportunity for an open and full consideration of the issues and consequences involved in any such proposal. Thus, the Board is proposing an amendment to the Company's Certificate of Incorporation which is intended to achieve that result.

   The proposed amendment may make it more difficult and time consuming to initiate control over the Company's business and affairs, and may reduce the viability of the Company to an unsolicited takeover proposal. The proposed amendment will help ensure the Company will have what it considers to be ade-quate time to review and to present to all stockholders the Company's views on any future stockholder proposals.

VOTE REQUIRED FOR ADOPTION OF PROPOSED AMENDMENT

   Under Delaware corporation law, the affirmative vote of the holders of a majority of the shares of stock of the Company entitled to notice of and to vote at the Annual Meeting is required to adopt the proposed amendment to the Certificate.

   The Board of Directors recommends that stockholders vote FOR the proposed amendment.


                             PROPOSED ARTICLE FIFTEENTH

   FIFTEENTH: At any regularly scheduled meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been brought before the meeting (a) by, or at the direction of, the Board or (b) by any stockholder of the Corporation who complies with the notice procedures set forth in this Article Fifteenth. For a proposal to be properly brought before a meeting by a stockholder, they must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stock-holder's notice must be delivered to, or mailed and received at, the principal executive office of the Corporation no less than 60 days prior to the scheduled meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than 70 days notice or prior public disclosure of the date of the scheduled meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled meeting was mailed or the day on which such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting: (a) a brief description of the proposal desired to be brought before the meeting and the reasons for conducting such business at the meeting; (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business and any other stockholder known by such
stockholder to be supporting such proposal;   the class and number of shares
of the Corporation's stock which are beneficially owned by the stockholder on the date of such stockholder's notice and by any other stockholders known by such stockholder to be supporting such proposal, on the date of such stock-holder notice; and (d) any financial interest in any aspect of the proposal of the stockholder making the proposal or any other stockholder known by such stockholder to be supporting the proposal.

   The presiding officer of the meeting shall determine and declare at or before the meeting whether the stockholder proposal was made in accordance with the terms of this Article Fifteenth. If the presiding officer determines that a stockholder proposal was not made in accordance with the terms of this Article Fifteenth, he or she shall so declare at the meeting and any such proposal shall not be acted upon at the meeting.

   This provision shall not prevent the consideration and approval or dis-approval at the meeting of reports of officers, directors and committees of the Board, but, in connection with such reports, no new business shall be acted upon at such meeting unless stated, filed and received as herein provided.


                                   PROPOSAL 6

                    AMENDMENT TO PROVIDE NOTICE REQUIREMENTS
                  FOR NOMINATIONS OF DIRECTORS BY STOCKHOLDERS

   The Board recommends the Company's Certificate of Incorporation be amended and Restated to add Article Sixteenth, which provides that, only persons who are nominated in accordance with the procedures specified in Article Sixteenth shall be eligible for election as directors. Such nominations may be made at a meet-ing of the stockholders, called for the purpose of electing directors, by or at the direction of the Board, by any nominating committee or person appointed by the Board, or by any stockholder of the Company entitled to vote for the election of directors at the meeting, provided such stockholder has complied with certain notice procedures. Written notice of a stockholder nomination must be made to the Secretary of the Company not less than 60 days prior to the scheduled meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date. If, however, less than 70 days notice or prior public disclosure of the date of the scheduled meeting is given, notice by the stockholder must be so delivered or received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled meeting was mailed or the day on which public dis-closure was made.

   This notice must set forth the name, age, business address and residence address of the person being nominated, that person's principal occupation or employment, the class and number of shares of capital stock of the Company which are beneficially owned by that person, and any other information required to be disclosed under the rules of the Securities and Exchange Commission. The notice must also include the name and the address of the stockholder presenting the nomination, and the class and number of shares of the company's stock which are beneficially owned by that person on the date of the stockholder notice. Other relevant information may also be requested by the Company. The validity of the notice will be determined by the presiding officer at or before the stockholder meeting.

   Without this amendment, a stockholder could nominate any person for election as a director, without prior notice to the Board or other stockholders, at any meeting called for the purpose of electing directors. The advance notice re-quirement, by preventing stockholder nominations from the floor at a meeting of stockholders, affords the Board a meaningful opportunity to consider the quali-fications of the proposed nominees and, to the extent it deems it necessary or desirable, to inform stockholders about such qualifications. The Board believes this provision will further the objective of identifying candidates who have the character, education, training, experience and proven accomplishments that give promise of significant contribution to the responsible and profitable con-duct of the Company's business. The Board believes it is advantageous to be able to consider in advance the qualification of any proposed nominee, as opposed to being confronted with a surprise nomination at or shortly before a meeting of stockholders.

   The proposed amendment may make it more difficult and time consuming to initiate control over the Company's business and affairs, and may reduce the viability of an unsolicited takeover proposal. The proposed amendment should help ensure the Company will have what it considers to be adequate time to review, and to present to all stockholders the Company's views on any future nominations to the Board.

   The proposed amendment may make it more difficult or discourage the assump-tion of control by a holder of a substantial block of the Company's voting shares, a proxy contest, or the removal of the incumbent Board, by limiting the opportunity for such actions to those actions which are properly noticed prior to the stockholder's meetings. This could increase the likelihood incumbent directors and management will retain their positions. The amendment does not take away the stockholder's right to take any of these actions as long as the notice procedures are complied with. The proposed amendment is in part intend-ed to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arms-length negotiations with the Company's manage-ment and its Board of Directors.


VOTE REQUIRED FOR ADOPTION OF PROPOSED AMENDMENT

   Under Delaware corporation law, the affirmative vote of the holders of a majority of the shares of stock of the Company entitled to notice of and to vote at the Annual Meeting is required to adopt the proposed amendment to the Certificate.

   The Board of Directors recommends that stockholders vote FOR the proposed amendment.


                           PROPOSED ARTICLE SIXTEENTH

   SIXTEENTH: Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders called for the purpose of electing directors, by or at the direction of the Board of Directors, by any nominating committee or person appointed by the Board of Directors, or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting so long as the stockholder complies with the notice procedures set forth in this Article Six-teenth. Such nominations, other than those made by or at the direction of the Board of Directors, or by any nominating committee or person appointed by the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive office of the Corporation not less than 60 days prior to the scheduled meeting, regard-less of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than 70 days notice or prior public disclosure of the date of the scheduled meeting is given or made, notice by the stockholder, to be timely, must be delivered or received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled meeting was mailed or the day on which such public disclosure was made. A stockholder's notice to the Secretary shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Corp-oration which are beneficially owned by the person and (iv) any other infor-mation relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934, as amended; and (b) as to the stockholder giving notice
(i) the name and address, as they appear on the Corporation's books, of the stockholder and (ii) the class and number of shares of the Corporation's stock which are beneficially owned by the stockholder on the date of such stockholder notice. The Corporation may require any proposed nominee to furnish such other information as may be required by the Corporation in its reasonable discretion, in order to determine the eligibility of such proposed nominee to serve as a director of the Corporation.


                                    PROPOSAL 7

                 AMENDMENT TO PROHIBIT THE PAYMENT OF GREENMAIL

   The Board recommends that the Company's Certificate of Incorporation be amended to add the following new Article Seventeenth prohibiting "greenmail".

   The term "greenmail" is used to describe a negotiated stock repurchase by a corporation at a premium above the then current market price, in exchange for an agreement by the seller not to proceed with an acquisition attempt. If the real purpose of a takeover bid were to force the Company to repurchase an accumu-lated stock interest at a premium price, management faces the risk that if it does not repurchase the seller's stock, the Company's business and management will be disrupted. In addition, receipt of greenmail may confer a benefit on one stockholder not available to the stock-holders generally, and result in unequal treatment of stockholders. The pro-posed amendment, by prohibiting the payment of "greenmail", would eliminate the opportunity for such disruption or dissimilar treatment.

   Under Delaware corporation law, a corporation may enact amendments to its certificate of incorporation that prevent greenmail from being paid. The pro-posed amendment would prevent the repurchase of a substantial block of the Company's stock at a premium price from any person who has owned five percent or more of the outstanding shares of the Company's stock for a period of less than two years, without the prior approval of the holders of a majority of the Company's shares not owned by such person. The proposed amendment also contains terms designed to distinguish transactions that present the risk of greenmail from repurchase transactions that either serve valid corporate purposes, or that do not otherwise present the risk of greenmail.

   The proposed amendment would not apply to a tender offer or exchange offer by the Company made on the same terms to all holders of its shares, or to an open market stock purchase program approved by the Board.

   The proposed anti-greenmail amendment prevents a short-term (less than two years) investor holding five percent or more of the Company's stock from receiv-ing different treatment from other stockholders by having its Company stock bought back by the Company at a premium above the market price unless approved by holders of a majority of the other shares. It also discourages the accumu-lation of a block of stock by a person who does not have the resources or the intent to make a bona fide acquisition proposal to the Company. The disruption of the Company's operations that such an accumulation and the accompanying threats would cause would be eliminated. Prohibiting greenmail would also have the effect of restricting the ability of Company management to seek to retain its position by buying off at a premium price a serious potential acquisition offer at a price that would be beneficial to the stockholders.
   Since the amendment is designed to discourage accumulations of large blocks of the Company's stock by purchasers whose objective is to have such stock repurchased by the Company at a premium, adoption of the amendment could tend to reduce any temporary fluctuations in the market price of the Company's stock which may be caused by accumulations of large blocks of the Company's stock. Accordingly, stockholders could be deprived of certain opportunities to sell their stock at a temporarily higher market price.

   In addition, greenmail may have the effect of increasing the price of the Company's stock by serving as a credible signal to potential alternative bidders that an opportunity is available that warrants attention, thereby resulting in a takeover of the Company at a favorable price to the stockholders in general. The proposed amendment by eliminating greenmail payments will have the effect of eliminating this signaling function.



VOTE REQUIRED FOR ADOPTION OF PROPOSED AMENDMENT

   Under Delaware corporation law, the affirmative vote of the holders of a majority of the shares of stock of the Company entitled to notice of and to vote at the Annual Meeting is required to adopt the proposed amendment to the Certificate.

   The Board of Directors recommends that stockholders vote FOR the proposed amendment.

                          PROPOSED ARTICLE SEVENTEENTH

SEVENTEENTH: 1. In addition to any affirmative vote required or permitted by law or this Certificate of Incorporation or the Bylaws of the Corporation, and except as otherwise expressly provided in Paragraphs 1(a) and 1(b) of this Article Seventeenth, the Corporation shall not effect, directly or indirectly, any Stock Repurchase from an Interested Stockholder unless said Stock Repurchase is authorized by the affirmative vote of the Voting Stock, voting together as a single class, which shares are beneficially owned by Persons other than such Interested Stockholder.

The preceding provisions of this Article Seventeenth shall not be applicable to any Stock Repurchase from an Interested Stockholder if such Stock Repurchase is effected by the Corporation pursuant to:

     (a) a tender offer or exchange offer by the Corporation for some or all of the outstanding shares of any or all classes of stock of the Corporation made on the same terms to all holders of such shares; or

     (b) an open market stock purchase program approved by a majority of those members of the Board who were duly elected and acting members of the Board prior to the time such person became an Interested Stockholder.

  2.  For purposes of this Article Seventeenth:

     (a) The following terms shall be defined by reference to the Securities Exchange Act of 1934 and the Rules in effect thereunder on the date of this Restated Certificate:"Subsidiary" under Rule 12b-2;

     (b) An "Interested Stockholder" shall mean a Person (other than any Sub-sidiary of the Corporation, any profit-sharing, employee stock ownership or other employee benefit plan of the Corporation or any Subsidiary of the Corp-oration, or any trustee of or fiduciary with respect to any such plan when acting in such a capacity) who: (i) has been a Beneficial Owner for a period of less than two years immediately prior to the Determination Date of five percent or more of the issued and outstanding shares of Voting Stock (including any Voting Stock which such Person or any of its Affiliates or Associates has (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or under-standing or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement or understanding; or (ii) is an Affiliate of the Corporation who became the Beneficial Owner of five percent or more of the issued and out-standing shares of Voting Stock at any time within the two-year period immed-iately prior to the Determination Date; or (iii) is an assignee of or has other-wise succeeded to any shares of Voting Stock which were beneficially owned by any Interested Stockholder at any time within the two-year period prior to the Determination Date, if such assignment or succession shall have occurred in the course of a transaction or series of transaction not involving a public offering within the meaning of the Securities Act of 1933.

     (c) The terms "Stock Repurchase" shall mean any direct or indirect pur-chase by the Corporation or any Subsidiary of the Corporation of any shares of the stock of the Corporation at a price greater than the Market Price of such shares, or any direct or indirect purchase of such shares for any consideration other than cash.

     (d) "Market Price" shall mean the closing sale price on the trading day immediately preceding the Determination Date of a share of the Corporation's stock on the Composite Tape for American Stock Exchange-Listed stocks, or, if such stock is not listed on such Exchange, on the principal United States securities exchange on which stock is listed, or, if such stock is not listed on any such exchange, the closing bid quotation with respect to a share of such stock on the last trading day immediately preceding the Determination Date on the National Association of Securities Dealers, Inc. automated quotations system or any similar system then in use, or if no such quotations are available, the fair market value on the Determination Date of a share of such stock as deter-mined in good faith by a majority of the Board.

     (e) "Determination Date" shall mean the date upon which the determination of Market Price is made by the Board.

     (f) The term "Person" shall mean any individual, firm, corporation or other entity and shall include any group comprising any person and any other person with whom such person or any Affiliate or Associate of such person has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of stock.

  3. Nothing contained in this Article shall be construed to relieve any Inter-ested Stockholder from any fiduciary obligation imposed by law.

  4. The Board shall have the power and duty to determine for the purposes of this Article Seventeenth on the basis of information known to its members after reasonable inquiry, (1) whether a Person is, and if so, when such Person be-came, an Interested Stockholder, (2) the number of shares of stock of the Corp-oration or other securities of which any Person is a Beneficial Owner and the number of votes entitled to be cast by such Person, (3) whether a Person is an Affiliate or Associate or another, and (4) whether the price proposed to be paid for any shares of stock of the Corporation is in excess of the Market Price of such shares. Any such determination made in good faith shall be binding on and conclusive for all parties.

  For the purposes of determining whether a Person is an Interested Stockholder pursuant to Paragraph 2(b) of this Article, the shares of stock of the Corp-oration deemed to be outstanding shall include shares deemed beneficially owned by such Person through application of Paragraph 2(a) of this Article, but shall not include any other shares of stock of the Corporation that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.


                                   PROPOSAL 8

                  AMENDMENT TO PROVIDE A FAIR PRICE PROVISION

  Proposed Article Eighteenth, which follows, provides certain safeguards for the prevention of coercive and unfair two-part takeovers or other Business Com-bination (as hereinafter defined) which could eliminate or fundamentally change the interests of the remaining stockholders. Proposed Article Eighteenth would require that unless certain minimum price requirements are satisfied, such Bus-iness Combinations must be approved by either the affirmative vote of 75% of the Board and the affirmative vote of the holders of a majority of the outstanding shares of Common Stock (to the extent stockholder approval is required under Delaware law) or the affirmative vote of the holders of two-thirds of the out-standing shares of Common Stock. In order to comply with the minimum price re-quirements, the Acquiring Person (as hereinafter defined) would have to give holders of shares of each class or series of capital stock of the Company a Fair Price, as such term is defined in the proposed Article below.

  A Business Combination is defined in proposed Article Eighteenth to include
(i) mergers or consolidations with an Acquiring Person; (ii) sales or other dis-positions of all or substantially all of the Company's or an Acquiring Person's assets to the other; (iii) the adoption of any plan or proposal for the liquid-ation of the Company proposed by or on behalf of an Acquiring Person; and (iv) reclassifications of securities, recapitalizations and any other transactions which would have the effect, directly or indirectly, of increasing an Acquiring Person's proportionate ownership of the outstanding shares of any class of equity or convertible securities of the Company or a subsidiary of the Company.

  An Acquiring Person is principally defined as any individual, firm, corp-oration, or other entity (other than the Company, a subsidiary of the Company or any Company employee benefit plan) which is the beneficial owner of 15% or more of the outstanding Common Stock of the Company.

  Acquisitions of stock by persons attempting to acquire control of the Company through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. Proposed Article Eighteenth may discourage such purchases, particularly those of less than all of the Company's outstanding shares, and may thereby deprive holders of the Company's stock of an opportunity to sell at least some of their shares at a temporarily higher price. Because of the potentially higher percentage voting requirements for stockholder approval of any subsequent Business Combination and the possi-bility of having to pay a higher price to other stockholders in such a Business Combination, it may become more costly for a purchaser to acquire control of the Company after adoption of this proposal. Proposed Article Eighteenth may there-fore decrease the likelihood that a hostile tender offer will be made and, as a result, may adversely affect those stockholders who would desire to part-icipate in such a tender offer.

  Another effect of adoption of proposed Article Eighteenth would be to give veto power to the holders of a minority of the voting stock with respect to a Business Combination which is opposed by the Board but which the holders of a majority of the outstanding shares believe to be desirable and beneficial. Nevertheless, the Board believes that the advantages to the Company and its stockholders generally of proposed Article Eighteenth clearly outweigh any potential disadvantages and give greater flexibility to the Board than does
Section 203 of the Delaware General Corporation Law. Under the proposed Art-icle, provided at least 75% of the Board approve, only a majority of the out-standing Common Stock will be required to approve a proposed Business Combina-tion, as opposed to the two-thirds stockholder approval required by Section 203. There is no exception to the two-thirds requirement contained in Section 203 based solely on Board approval.

  The adoption of proposed Article Eighteenth will not preclude the Board's op-position to any future acquisition proposal which it believes not to be in the best interest of the Company and the stockholders, whether or not such a propo-sal purports to satisfy the minimum price criteria of proposed Article Eight-eenth.

VOTE REQUIRED FOR ADOPTION OF PROPOSED AMENDMENT

  Under Delaware corporation law, the affirmative vote of the holders of a ma-jority of the shares of stock of the Company entitled to notice of and to vote at the Annual Meeting is required to adopt the proposed amendment to the Certi-ficate.

  The Board of Directors recommends that stockholders vote FOR the proposed amendment.


                          PROPOSED ARTICLE EIGHTEENTH

  EIGHTEENTH: The affirmative vote of the holders of not less than two-thirds of the outstanding shares of the Corporation's common stock (other than the shares beneficially owned by an "Acquiring Person" as hereinafter defined) shall be required for the approval or authorization of any "Business Combination" (as hereinafter defined) of the Corporation or any subsidiary of the Corporation with any Acquiring Person, notwithstanding the fact that no vote may be re-quired, or that a lesser percentage may be specified by law or otherwise; provi-ded, however, that the two-thirds outstanding common stock requirement shall not be applicable and such Business Combination shall require only such affirma-tive vote as is required by law or otherwise if: (i) the Board of Directors of the Corporation by at least a 75% vote has expressly approved such Business Com-bination either in advance of or subsequent to such Acquiring Person becoming an Acquiring Person; or (ii) as of the date of the consummation of a Business Combination, the holders of a particular class or series of capital stock, as the case may be, of the Corporation receive a Fair Price as such term is de-fined in subsection (c) below.

  For the purpose of this Article Eighteenth:

     (a) The term "Business Combination" shall mean any (i) merger or consoli-dation of the Corporation or a subsidiary of the Corporation with an Acquiring Person or any other Corporation which is or after such merger or consolidation would be an "Affiliate" or "Associate" (as hereinafter defined) of an Acquiring Person; (ii) sale, lease or transfer (in one transaction or a series of trans-actions) with any Acquiring Person or any Affiliate of any Acquiring Person, of all or substantially all of the assets of the or of a subsidiary of the Corpora-tion to an Acquiring Person or any Affiliate or Associate of any Acquiring Person; (iii) adoption of any plan or proposal for the liquidation or dissolu-tion of the Corporation proposed by or on behalf of an Acquiring Person or any Affiliate or Associate of any Acquiring Person; (iv) reclassification of securi-ties (including any reverse stock split) or recapitalization of the Corporation or any other transaction that would have the effect, either directly or indi-rectly, of increasing the proportionate ownership of any class of equity or con-vertible securities of the Corporation or any subsidiary of the Corporation which is directly or indirectly beneficially owned by an Acquiring Person or any Affiliate or Associate of any Acquiring Person; and (v) an agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Combination.

     (b) The term "Fair Market Value" shall mean (i) in the case of shares, if such shares are listed on an exchange, the highest closing bid quotation with respect to the shares during the 30-day calendar period preceding the date in question, or the highest closing sale price quoted during the 30-day calendar period immediately preceding the consummation of the Business Combination on the National Association of Securities Dealers, Inc. automated quotations system or any similar system then in general use, or, if no such quotations are avail-able, the fair market value of a share on the date in question as determined by 75% of the Board of Directors; and (ii) in the case of property other than cash or shares, the fair market value of such property on the date in question as determined by 75% of the Board of Directors.

     (c) The term "Fair Price" shall mean that the aggregate amount of cash and the Fair Market Value of consideration other than cash to be received per share are at least equal to the highest of the following: (i) if applicable, the highest per share price, including any brokerage commissions, transfer taxes, and soliciting dealers' fees, paid by the Acquiring Person for any shares ac-quired by it within the two year period immediately preceding the consummation of the Business Combination or the transaction in which it became an Acquiring Person, whichever is higher; or (ii) the Fair Market Value per share.

     (d) The term "Person" shall mean any individual, firm, corporation or other entity and shall include any group comprised of any Person and any other Person with whom such person or any Affiliate or Associate of such Person has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of voting stock of the Corporation.

     (e) The term "Acquiring Person" shall mean any Person (other than the Corporation, or any subsidiary or any profit-sharing, employee stock ownership or other employee benefit plan of the Corporation or any subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capa-
city) who or which: (i) is the Beneficial Owner (as hereinafter defined for pur-poses of this Section only) of 15% or more of the outstanding common stock of the Corporation: (ii) is an Affiliate or Associate of the Corporation and at any time within the two year period immediately prior to the date in question was the Beneficial Owner of 15% or more of the outstanding common stock of the Corporation; or (iii) is at such time an assignee of or has otherwise succeeded to the beneficial ownership of any shares of outstanding common stock of the Corporation which were at any time within the two year period immediately prior to such time beneficially owned by any Acquiring Person, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securi-ties Act of 1933.

     (f) A Person shall be a Beneficial Owner of any common stock: (i) which such Person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or (ii) which such person or any of its Affiliates or Associates has, directly or indirectly, (a) the right to acquire whether such right is exercisable immediately or not, pursuant to any agreement, arrangement or under-standing or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement or understanding;

     (g) An Acquiring Person shall be deemed to have acquired a share of the common stock of the Corporation at the time when such Acquiring Person became the beneficial owner thereof.


                                   PROPOSAL 9

              BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS:
          ELECTION NOT TO BE GOVERNED BY THE PROVISIONS OF SECTION 203
                    OF THE DELAWARE GENERAL CORPORATION LAW

  Proposed Article Nineteenth, which follows, would remove the Company from the requirements of Section 203 of the Delaware General Corporation Law. Section 203 of the Delaware General Corporation Law generally provides that certain transactions between a Delaware Corporation and an "interested stockholder" be approved, with certain exceptions, by two-thirds of the Corporation' s out-standing voting stock (excluding from such computation stock owned by the in-terested stockholder). An interested stockholder ("Interested Stockholder") is
(i) an owner of 15% or more of the outstanding "voting stock" of the corpora-tion; or (ii) an affiliate or associate of the corporation who was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three year period prior to the date on which it is sought to be de-termined whether such person is an Interested Stockholder, and the affiliates and associates of such person. The term "owner" includes (i) beneficial owner-ship; (ii) shares held by other persons with whom the Interested Stockholder has an understanding for the purpose of acquiring, holding, voting or disposing of the shares; and (iii) other arrangements, such as options to acquire shares.

  Section 203 is an attempt to restrict two-part takeovers of corporations. A two-part takeover is designed to put maximum pressure on stockholders to sell their shares in a tender offer in order to avoid receiving a diminished value in a subsequent merger after the tender offer is completed. Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price of a company's stock. An entity or person who acquires control or even a significant minority position in a company could subsequently, by virtue of such control or position, force minority stockholders to sell or exchange their shares at a price which would not reflect any premium such en-tity or person may have paid in order to acquire its or his controlling in-terest, but would instead effectively be set by such entity or person. Such a price might be lower than the price paid in acquiring its interest, or be paid in a less desirable form (i.e., equity or debt securities instead of cash.)


  The Board has proposed the adoption of a Fair Price amendment (see Article Eighteenth above) which is more restrictive than Section 203. To avoid con-fusion, the Board recommends electing not to be governed by Section 203 as pro-vided under such section. By law, the election not to be governed by Section 203 will not be effective until 12 months after the adoption of the amendment and will not apply to any Business Combination between the Company and any person who became an Interested Stockholder prior to the amendment.

  Mark A. Le Doux and Marie A. Le Doux will not be considered Interested Stock-holders, as defined in Section 203, since they either (i) acquired greater than 15% of the outstanding Common Stock prior to December 23, 1987, or (ii) ac-quired their shares of Common Stock by gift from a person falling within (i) above, both of which are exceptions under Section 203 to the definition of In-terested Stockholder.

VOTE REQUIRED FOR ADOPTION OF PROPOSED AMENDMENT

  Under Delaware corporation law, the affirmative vote of the holders of a ma-jority of the shares of stock of the Company entitled to notice of and to vote at the Annual Meeting is required to adopt the proposed amendment to the Certi-ficate.

  The Board of Directors recommends that stockholders vote FOR the proposed amendment.


                          PROPOSED ARTICLE NINETEENTH

  NINETEENTH: The Corporation expressly elects not to be governed by Section 203 of the Delaware General Corporation Law, as amended from time to time, which relates to business combinations with interested stockholders.

                                  PROPOSAL 10

             AMENDMENT TO REQUIRE A 70% VOTE TO AMEND OR REPEAL
            CERTAIN PROVISIONS OF THE CERTIFICATE OF INCORPORATION

  The Board recommends the Company's Certificate of Incorporation be amended to add Article Twentieth which requires that in order to amend, repeal or adopt any provision inconsistent with Articles Second, Seventh, Eighth, Twelfth, Thir-teenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth, Eighteenth, Nineteenth and Twentieth of the amended and Restated Certificate of Incorporation the af-firmative vote of at least 70% of the outstanding shares of voting stock of the Company shall be required.

  Under the General Corporation Law of the State of Delaware, amendments to the Certificate of Incorporation require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, but the law also permits a corporation to include provisions in its Certificate of Incorporation which require a greater vote than the vote otherwise required by law for any corporate actions. With respect to such supermajority provisions, Delaware law requires that any alteration, amendment or repeal thereof be approved by an equally large stockholder vote.

  The requirement of an increased stockholder vote is designed to prevent a per-son holding or controlling a majority, but less than 70%, of the shares of the Company from avoiding the requirements of the proposed amendments by simply re-pealing them.

  Proposed Article Twentieth which follows, would require that in order to amend, repeal or adopt any provision inconsistent with any proposed Articles Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth, Eighteenth, Nineteenth and Twentieth herein and existing Articles Second, Seventh and Eighth, the affirmative vote of at least seventy percent (70%) of the outstan-ding shares of voting stock shall be required.

VOTE REQUIRED FOR ADOPTION OF PROPOSED AMENDMENT

  Under Delaware corporation law, the affirmative vote of the holders of a ma-jority of the shares of stock of the Company entitled to notice of and to vote at the Annual Meeting is required to adopt the proposed amendment to the Certi-ficate.

  The Board of Directors recommends that stockholders vote FOR the proposed amendment.


                           PROPOSED ARTICLE TWENTIETH

  TWENTIETH: Notwithstanding any other provision of this Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of at least seventy percent (70%) of the voting power of all of the then outstanding shares of the stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class, shall be required to amend in any respect or repeal this Article Twentieth, or Articles Second, Third, Eighth, Ninth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth, Eighteenth, Nineteenth, and Twentieth.

                                  PROPOSAL 11

APPROVAL OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

  The Board recommends the Restated Certificate of Incorporation in the form attached hereto as Exhibit "A" be approved in its entirety. The significant changes in the Restated Certificate of Incorporation are summarized in Proposals 2-11 as described above. Because of the number of significant changes to the Certificate of Incorporation, the Board determined a Restated Certificate of Incorporation would more clearly set forth both the proposed changes and the resulting complete Certificate of Incorporation, rather than simply an amend-ment to the Certificate of Incorporation.

Vote Required for Adoption of Proposed Amendment

   Under Delaware corporation law, the affirmative vote of the holders of a majority of the shares of stock of the Company entitled to notice of and to vote at the Annual Meeting is required to adopt the proposed Restated Certi-ficate of Incorporation.

The Board of Directors recommends that stockholders vote FOR the proposed amendment.


                                  PROPOSAL 12:

     RATIFICATION AND APPROVAL OF THE 1994 NONQUALIFIED STOCK OPTION PLAN AND THE GRANT OF OPTIONS TO PURCHASE 500,000 SHARES

     The Company is seeking stockholder ratification and approval of the 1994 Nonqualified Stock Option Plan ("1994 Plan"), and the grant of options to pur-chase 500,000 shares pursuant thereto. The 1994 Plan is attached as Exhibit B to this Proxy Statement.

     The 1994 Plan was approved by the Board of Directors on December 9, 1994. The total number of shares which were reserved for issuance under the 1994 Plan was 500,000 shares. On January 24, 1995, the Board of Directors granted options to purchase all 500,000 shares of Common Stock under the 1994 Plan.
As of March 20, 1996, none of these options were exercised.

     A summary description of the principal terms and conditions of the 1994 Plan is set forth on pages 11-13 of the Proxy Statement. The summary of the 1994 Plan is qualified in its entirety by reference to Exhibit B.

     The Board of Directors believes the 1994 Plan and the options granted to date are necessary to enable the Company to compete successfully with other companies to attract and retain valuable employees. The Board of Directors further believes that the options granted under the 1994 Plan provide an in-centive for the optionees to continue to promote the best interest and long-term performance of the Company.

Vote Required for Ratification of 1994 Plan and the Grant of options to pur-chase 500,000 shares thereunder

     Under Delaware corporation law, the affirmative vote of the holders of a majority of the shares of stock of the Company entitled to notice of and to vote at the Annual Meeting is required to ratify and approve the 1994 Plan and the grant of options to purchase 500,000 shares thereunder.

The Board of Directors recommends that stockholders vote FOR ratification and approval of the 1994 Plan and the options granted thereunder


                                  PROPOSAL 13:
                             SELECTION OF AUDITORS

  Subject to stockholder approval at the Annual Meeting, the Board of Directors has selected KPMG Peat Marwick LLP to continue as the Company's independent au-ditors for the fiscal year ending June 30, 1996. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

  Stockholder ratification of the selection of KPMG Peat Marwick LLP as the Com-pany's independent auditors is not required by the Company's Bylaws or other-wise. However, the Board is submitting the selection of KPMG Peat Marwick LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of the Company and its stockholders.

  The affirmative vote of the holders of a majority of the shares represented and voting at the meeting will be required to ratify the selection of KPMG Peat Marwick LLP.

            The Board of Directors recommends a vote FOR Proposal 13

                            STOCKHOLDERS' PROPOSALS

  Stockholders who intend to submit proposals at the 1997 Annual Meeting must submit such proposals to the Company no later than March 1, 1997 in order for them to be included in the Proxy Statement and the form of Proxy to be distri-buted by the Board of Directors in connection with that meeting. Stockholders proposals should be submitted to Natural Alternatives International, Inc., 1185 Linda Vista Drive, Suite D, San Marcos, CA 92069.

                                 ANNUAL REPORTS

  The Company's 1995 Annual Report on Form 10-K which includes audited financial statements for the Company's fiscal year ended June 30, 1995, is being mailed with this Proxy Statement to stockholders of record on or about April 10, 1996.


                                 OTHER MATTERS

  The Board of Directors know of no other matters which will be brought before the Annual Meeting. However, if any other matter properly comes before the An-nual Meeting or any adjournment thereof, it is intended that the persons named in the enclosed form of Proxy will vote on such matters in accordance with their best judgment.



                                          Marie A. Le Doux, Secretary




San Marcos, California
March 31, 1996

                EXHIBIT A:  RESTATED CERTIFICATE OF INCORPORATION
                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                    NATURAL ALTERNATIVES INTERNATIONAL, INC.

     Natural Alternatives International, Inc., a corporation organized and ex-isting under the laws of the State of Delaware, hereby certifies as follows:

     1. The name of the corporation (which is hereinafter referred to as the "Corporation") is Natural Alternatives International, Inc.

     2. The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on October 26, 1989 ("Original Certificate") and a Certificate of Amendment was filed with the Secretary of State of the State of Delaware on April 5, 1991.

     3. The Restated Certificate of Incorporation has been duly proposed by resolutions adopted and declared advisable by the Board of Directors of the Cor-poration, duly adopted by the stockholders of the Corporation at a meeting duly called, and duly executed and acknowledged by the officers of the Corporation in accordance with the provisions of Sections 103, 242 and 245 of the General Cor-poration Law of the State of Delaware and, restates, integrates and further amends the provisions of the Original Certificate and, upon filing with the Secretary of State in accordance with Section 103, shall thenceforth supersede the Original Certificate and shall, as it may thereafter be amended in accor-dance with its terms and applicable law, be the Restated Certificate of the Corporation.

     4. The text of the Original Certificate is hereby amended and restated to read in its entirety as follows:

     FIRST: The name of the Corporation is Natural Alternatives International, Inc.

     SECOND:  For the purpose of this Certificate of Incorporation:

          A. "Affiliate" and "Associate" have the meanings set forth in Rule 12b-2 under the Securities Exchange Act of 1934 as in effect on the date of fi-ling of this Certificate.

          B. "Beneficial Owner," "Beneficial Ownership" and "Beneficially Owns" have the meanings set forth in the Rule 13d-3 under the Securities Ex-change Act of 1934 as in effect on the date of filing of this Certificate.

          C. "Continuing Director" means, as to any Related Person, a member of the Board of Directors of the Corporation (the "Board") who (1) is unaffili-ated with and is not the Related Person and (2) was a member of the Board of Di-rectors of Natural Alternatives International, Inc., a Colorado corporation, prior to October 22, 1989 or thereafter became a member of the Board prior to the time that the Related Person became a Related Person, and any successor of a Continuing Director who is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the Board.

          D. "Disinterested Shares" means, as to any Related Person, shares of Voting Stock held by stockholders other than a Related Person.

          E. "Related Person" means and includes any individual, corporation, partnership or other person or entity, or any group of two or more of the fore-going that have agreed to act together, which, together with its Affiliates and Associates, Beneficially Owns, in the aggregate, ten percent (10%) or more of the outstanding Voting Stock, and any Affiliate or Associates of any such indi-vidual, corporation, partnership or other person, entity or group.

          F. "Voting Stock" means all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors of the Corporation, and each reference to a percentage or portion of shares of Voting Stock shall refer to such percentage or portion of the votes entitled to be cast by such shares.

     THIRD: The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     FOURTH: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may now or hereafter be organized under the General Corporation Law of the State of Delaware ("GCL").

     FIFTH: The total authorized number of shares of the Corporation shall be 8,500,000 shares, consisting of shares designated as Common Stock, $.01 par value, and 500,000 shares designated as Preferred Stock, $.01 par value.

     Shares of the Preferred Stock may be issued from time to time in one or more series. The Board of the Corporation is hereby expressly authorized to establish and designate one or more series of the Preferred Stock, to fix the number of shares constituting each series, and to fix the designations and the powers, rights, preferences, qualifications, limitations, and restrictions of the shares of each series and the variations of the relative powers, rights, preferences, qualifications, limitations and restrictions as between series, and to increase and to decrease (but not below the number of shares of such series then outstanding) the number of shares constituting each series. Such determin-ations may be fixed by a resolution or resolutions adopted by the Board.

     SIXTH: Elections of directors at an annual or special meeting of the stockholders may be by written ballot unless the Bylaws of the Corporation shall otherwise provide.

     SEVENTH: Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken only upon the vote of the stock-holders at an annual or special meeting duly noticed and called, as provided in the Bylaws of the Corporation, and may not be taken by a written consent of the stockholders pursuant to the GCL.

     EIGHTH: Special meetings of stockholders of the Corporation for any pur-pose or purposes may be called at any time by the Board, or by a majority of members of the Board; provided, however, that where a proposal requiring stock-holder approval is made by or on behalf of a Related Person or director affili-ated with a Related Person, or where a Related Person otherwise seeks action requiring stockholder approval, then the affirmative vote of a majority of the Continuing Directors shall also be required to call a special meeting of stock-holders for the purpose of considering such proposal or obtaining such approval. Special meetings of stockholders of the Corporation may not be called by any other person or persons or in any other manner.

     NINTH:  A.   The Corporation may indemnify, to the full extent authorized or permitted by law, any person made, or threatened to be made, a defendant or witness to any action, suit or proceeding (whether civil or criminal or other-wise) by reason of the fact that he, his testator or intestate, is or was direc-tor or officer of the Corporation or by reason of the fact that such director of officer, at the request of the Corporation, is or was serving any other corpor-ation, partnership, joint venture, employee benefit plan or other enterprise, in any capacity. Nothing contained herein shall affect any rights to indemni-fication to which employees other than directors or officers may be entitled by law. No amendment or repeal of this Section A of Article Ninth shall apply to or have any effect on any right to indemnification provided hereunder with res-pect to any acts or omissions occurring prior to such amendment or repeal.

          B. No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such a director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional mis-conduct or a knowing violation of law, (ii) pursuant to Section 174 of the GCL, or (iv) for any transaction from which such director derived an improper per-sonal benefit. No amendment to or repeal of this Section B of this Article Ninth shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

          C. In furtherance and not in limitation of the powers conferred by statute:

               (i) the Corporation may purchase and maintain insurance on be-half of any person who is or was a director, officer, employee or agent of the Corporation, or is serving at the request of the Corporation as a director, officer, employee or agent of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of the law; and

               (ii) the Corporation may create a trust fund, grant a security interest and/or use other means (including, without limitation, letters of cre-dit, surety bonds and/or other similar arrangements), as well as enter into con-tracts providing indemnification to the full extent authorized or permitted by law and including as part thereof provisions with respect to any or all of the foregoing to ensure the payment of such amounts as may become necessary to ef-fect indemnification as provided therein, or elsewhere.


     TENTH: The provisions set forth in this Article Tenth and in Article Ninth herein may not be repealed or amended in any respect, unless such action is approved by the affirmative vote of the holders of not less than 66.67% of the outstanding shares of Voting Stock of the Corporation.

     ELEVENTH: Subject to the provisions in this Restated Certificate of In-corporation, the Corporation reserves the right to repeal, alter, amend, or res-cind any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

     TWELFTH: The Board shall be divided as nearly equal in number as possible into three classes, designated Class I, Class II and Class III. The term of of-fice of directors of one class shall expire at each annual meeting of stock-holders, and in all cases as to each director until his or her successor shall be elected and shall qualify or until his or her earlier resignation, removal from office, death or incapacity. Additional directorships resulting from an increase in the number of directors shall be apportioned among the classes as equally as possible. The initial term of office of directors of Class I shall begin at the first regularly scheduled meeting of stockholders held on May 10, 1996; that of Class II shall begin at the first regularly scheduled meeting of stockholders occurring in 1997 or thereafter; and that of Class III shall begin at the first regularly scheduled meeting of stockholders occurring in 1998 or thereafter, and in all cases as to each director until his or her successor shall be elected and shall qualify, or until his or her earlier resignation, removal from office, death or incapacity. At each annual meeting of stock-holders, the number of directors equal to the number of directors of the class whose terms expires at the time of such meeting (or, if less, the number of di-rectors properly nominated and qualified for election) shall be elected to hold office until the third succeeding annual meeting of stockholders after their election.

     THIRTEENTH: Newly created directorships resulting from any increase in the number of directors, or vacancies in any existing directorships resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less then a quorum, or by the sole remaining director. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the Class of Directors in which the new di-rectorship was created, or the vacancy occurred, and until such director's suc-cessor shall have been elected and qualified. No decrease in the number of di-rectors constituting the Board shall shorten the term of any incumbent director.

     FOURTEENTH: No director of the Corporation may be removed except for cause, and the vote of the holders of seventy percent (70%) of the outstanding shares of all classes of capital stock of the Corporation entitled to vote gen-erally in the election of directors, considered for this purpose as one class, shall be required to remove a director for cause. Cause for removal shall be deemed to exist only if the director whose removal is proposed has been convic-ted in a court of competent jurisdiction of a felony or has been adjudged by a court of competent jurisdiction to be liable for gross negligence, breach of fi-duciary duty, or misconduct in the performance of the director's obligations to the Corporation, and such conviction or adjudication has become final and nonappealable.

     FIFTEENTH: At any regularly scheduled meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been brought before the meeting (a) by, or at the direction of, the Board, or (b) by any stockholder of the Corporation who complies with the notice procedures set forth in this Article Fifteenth. For a proposal to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive office of the Corporation no less than 60 days prior to the scheduled meeting, regardless of any postponements, deferrals or adjourn-ments of that meeting to a later date; provided, however, that if less than 70 days notice or prior public disclosure of the date of the scheduled meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth day of the following the earlier of the day on which such notice of the date of the scheduled meeting was mailed, or the day on which such public disclosure was made. A stock-holder's notice to the Secretary shall set forth as to each matter the stock-holder proposes to bring before the meeting: (a) a brief description of the pro-posal desired to be brought before the meeting and the reasons for conducting such business at the meeting; (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business and any other stockholder known by such stockholder to be supporting such proposal; (c) the class and number of shares of the Corporation's stock which are beneficially owned by the stockholder on the date of such stockholder's notice and by any other stockholder known by such stockholder to be supporting such proposal on the date of such stockholder notice; and (d) any financial interest of the stockholder making the proposal or any other stockholder known by such stock-holder to be supporting the proposal.

     The presiding officer of the meeting shall determine and declare at or be-fore the meeting whether the stockholder proposal was made in accordance with the terms of this Article Fifteenth. If the presiding officer determines that a stockholder proposal was not made in accordance with the terms of this Article Fifteenth, he or she shall so declare at the meeting and any such proposal shall not be acted upon at the meeting.

     This provision shall not prevent the consideration and approval or dis-approval at the meeting of reports of officers, directors and committees of the Board, but, in connection with such reports, no new business shall be acted upon at such meeting state, filed and received as herein provided.

     SIXTEENTH: Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the Board of the Corporation may be made at a meeting of stock-holders called for the purpose of electing directors, by or at the direction of the Board, by any nominating committee or person appointed by the Board, or by any stockholder of the Corporation entitled to vote for the election of direc-tors at the meeting so long as the stockholder complies with the notice proce-dures set forth in this Article Sixteenth. Such nominations, other than those made by or at the direction of the Board, or by any nominating committee or per-son appointed by the Board, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive office of the Corporation not less than 60 days prior to the scheduled meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than 70 days notice or prior public disclosure is given or made, notice by the stockholder, to be timely, must be delivered or received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled meeting was mailed or the day on which such public disclosure was made. A stockholder's notice to the Secretary shall set forth (a) as to each person whom the stock-holder proposes to nominate for election or reelection as a director (i) the name, age, business address and residence address of the person, (ii) the prin-cipal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934, as amended; and (b) as to the stockholder giving notice (i) the name and address, as they appear on the Corporation's books, of the stockholder and (ii) the class and number of shares of the Corporation's stock which are beneficially owned by the stockholder on the date of such stockholder notice. The Corporation may require any proposed nominee to furnish such other information as may be required by the Corporation. In its reasonable discretion, in order to determine the eligibility of such pro-posed nominee to serve as a director of the Corporation.

     SEVENTEENTH: 1. In addition to any affirmative vote required or permitted by law or this Restated Certificate of Incorporation or the Bylaws of the Cor-poration, and except as otherwise expressly provided in Paragraphs 1(a) and 1(b) of this Article Seventeenth, the Corporation shall not effect, directly or in-directly, any Stock Repurchase from an Interested Stockholder unless said Stock Repurchase is authorized by the affirmative vote of the Voting Stock, voting to-gether as a single class, which shares are Beneficially Owned by Persons other than such Interested Stockholder.

     The Preceding provisions of this Article Seventeenth shall not be ap-plicable to any Stock Repurchase from an Interested Stockholder if such Stock . Repurchase is effected by the Corporation pursuant to:

          (a) a tender offer or exchange offer by the Corporation for some or all of the outstanding shares of any or all classes of stock of the Cor-poration made on the same terms to all holders of such shares; or

          (b) an open market stock purchase program approved by a majority of those members of the Board who were duly elected and acting members of the Board prior to the time such person became an Interested Stockholder.

     2.  For purposes of this Article Seventeenth:

          (a) The following terms shall be defined by reference to the Securi-ties Exchange Act of 1934 and the Rules in effect thereunder on the date of this Restated Certificate: "Subsidiary" under Rule 12b-2;

          (b) An "Interested Stockholder" shall mean a Person (other than any Subsidiary of the Corporation, any profit-sharing, employee stock owner-ship or other employee benefit plan of the Corporation or any Subsidiary of the Corporation, or any trustee of or a fiduciary with respect to any such plan when acting in such capacity) who: (i) has been a Beneficial Owner for a period of less than two years immediately prior to the Deter-mination Date of five percent or more of the issued and outstanding shares of Voting Stock (including any Voting Stock which such Person or any of its Affiliates or Associates has (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pur-suant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement, or under-standing); or (ii) is an Affiliate of the Corporation who became the Beneficial Owner of five percent or more of the issued and outstanding shares of Voting Stock at any time within the two-year period immediately prior to the Determination Date; or (iii) is an assignee of or has other-wise succeeded to any shares of Voting Stock which were Beneficially Owned by any Interested Stockholder at any time within the two-year period imme-diately prior to the Determination Date, if such assignment or succession shall have occurred in the course of a transaction or series of trans-actions not involving a public offering within the meaning of the Securi-ties Act of 1933.

            The term "Stock Repurchase" shall mean any direct or indirect pur-chase by the Corporation or any Subsidiary of the Corporation of any shares of the stock of the Corporation at a price greater than the Market Price of such shares, or any direct or indirect purchase of such shares for any consideration other than cash.

          (d) "Market Price" shall mean the closing sale price on the trading day immediately preceding the Determination Date of a share of the Cor-poration's stock on the Composite Tape for American Stock Exchange-Listed stocks, or, if such stock is not listed on such Exchange, on the principal United States securities exchange on which such stock is listed, or, if such stock is not listed on any such exchange, the closing bid quotation with respect to a share of such stock on the last trading day immediately preceding the Determination Date on the National Association of Securities Dealers, Inc. automated quotations system or any similar system then in use, or if no such quotations are available, the fair market value on the Determination Date of a share of such stock as determined in good faith by a majority of the Board.

          (e) "Determination Date" shall mean the date upon which the deter-mination of Market Price is made by the Board.

          (f) The term "Person" shall mean any individual, firm, corporation or other entity and shall include any group comprising any person and any other person with whom such person or any Affiliate or Associate of such person has any agreement, arrangement or understanding, directly or in-directly, for the purpose of acquiring, holding, voting or disposing of stock.

     3. Nothing contained in this Article shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

     4. The Board shall have the power and duty to determine for the purposes of this Article Seventeenth on the basis of information known to its members after reasonable inquiry, (1) whether a Person is, and if so, when such Person became, an Interested Stockholder, (2) the number of shares of stock of the Cor-poration or other securities of which any Person is a Beneficial Owner and the number of votes entitled to be cast by such person, (3) whether a Person is an Affiliate or Associate or another, and (4) whether the price proposed to be paid for any shares of stock of the Corporation is in excess of the Market Price of such shares. Any such determination made in good faith shall be binding on and conclusive for all parties.

     For the purposes of determining whether a Person is an Interested Stock-holder pursuant to Paragraph 2(b) of this Article, the shares of the stock of the Corporation deemed to be outstanding shall include shares deemed Benefi-cially Owned by such Person through application of Paragraph 2(a) of this Article, but shall not include any other shares of stock of the Corporation that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

     EIGHTEENTH: The affirmative vote of the holders of not less than two-thirds of the outstanding shares of the Corporation's common stock (other than the shares beneficially owned by an "Acquiring Person" as hereinafter defined) shall be required for the approval or authorization of any "Business Combi-nation" (as hereinafter defined) of the Corporation or any subsidiary of the Corporation with any Acquiring Person, notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified by law or other-wise; provided, however, that the two-thirds outstanding common stock require-ment shall not be applicable and such Business Combination shall require only such affirmative vote as is required by law or otherwise if: (i) the Board of the Corporation by at least a 75% vote has expressly approved such Business Com-bination either in advance of or subsequent to such Acquiring Person becoming an Acquiring Person; or (ii) as of the date of the consummation of a Business Combination, the holders of a particular class or series of capital stock, as the case may be, of the Corporation receive a Fair Price as such term is defined in subsection below.

     For the purpose of this Article Eighteenth:

     (a) The term "Business Combination" shall mean any (i) merger or consoli-dation of the Corporation or a subsidiary of the Corporation with an Acquiring Person or any other Corporation which is or after such merger or consolidation would be an "Affiliate" or "Associate" of an Acquiring Person; (ii) sale, lease or transfer (in one transaction or a series of transactions) with any Acquiring Person or any Affil-iate of any Acquiring Person, of all or substantially all of the assets of the Corporation or a subsidiary of the Corporation to an Acquiring Person or any Affiliate or Associate of any Acquiring Per-son; (iii) adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Ac-quiring Person or any Affiliate or Associate of any Acquiring Person;
          (iv) reclassification of securities (including any reverse stock split) or recapitalization of the Corporation or any other transaction that would have the effect, either directly or indirectly, of in-creasing the proportionate ownership of any class of equity or con-vertible securities of the Corporation or any subsidiary of the Cor-poration which is directly or indirectly beneficially owned by an Acquiring Person or any Affiliate or Associate of any Acquiring Per-son; and (v) an agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Combination.

     (b) The term "Fair Market Value" shall mean (i) in the case of shares, if such shares are listed on an exchange, the highest closing bid quota-tion with respect to the shares during the 30-day calendar period pre-ceding the date in question, the highest closing sale price quoted during the 30-day calendar period immediately preceding the consumma-tion of the Business Combination on the National Association of Se-curities Dealers, Inc. automated quotations system or any similar system then in general use, or, if no such quotations are available, the fair market value of a share on the date in question as determined by 75% of the Board; and (ii) in the case of property other than cash or shares, the fair market value of such property on the date in ques-tion as determined by 75% of the Board.

          The term "Fair Price" shall mean that the aggregate amount of cash and the Fair Market Value of consideration other than cash to be received per share are at least equal to the highest of the following: (i) if applicable, the highest per share price, including any brokerage com-missions, transfer taxes, and soliciting dealers fees, paid by the Acquiring Person for any shares acquired by it within the two year period immediately preceding the consummation of the Business Com-bination or the transaction in which it became an Acquiring Person, whichever is higher; or (ii) the Fair Market Value per share.

     (d) The term "Person" shall mean any individual, firm, corporation or other entity and shall include any group comprised of any Person and any other Person with whom such person or any Affiliate or Associate of such Person has any agreement, arrangement or understanding, di-rectly or indirectly, for the purpose of acquiring, holding, voting or disposing of voting stock of the Corporation.

     (e) The term "Acquiring Person" shall mean any Person (other than the Cor-poration, or any subsidiary or any profit-sharing, employee stock ownership or other employee benefit plan of the Corporation or any subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity) who or which: (i) is the Bene-ficial Owner (as hereinafter defined for purposes of this section only) of 15% or more of the outstanding common stock of the Cor-poration; (ii) is an Affiliate or Associate of the Corporation and at any time within the two year period immediately prior to the date in question was the Beneficial Owner of 15% or more of the outstanding common stock of the Corporation; or (iii) is at such time an assignee of or has otherwise succeeded to the beneficial ownership of any shares of outstanding common stock of the Corporation which were at any time within the two year period immediately prior to such time beneficially owned by any Acquiring Person, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

     (f) A Person shall be a Beneficial Owner of any common stock: (i) which such Person or any of its Affiliates or Associates beneficially owns, directly or indirectly, (a) the right to acquire whether such right is exercisable immediately or not, pursuant to any agreement, arrange-ment or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement or understanding.

     (g) An Acquiring Person shall be deemed to have acquired a share of the common stock of the Corporation at the time when such Acquiring Person became the Beneficial Owner thereof.

     NINETEENTH: The Corporation expressly elects not to be governed by Section 203 of the Delaware General Corporation Law, as amended from time to time, which relates to business combinations with interested stockholders.

     TWENTIETH: Notwithstanding any other provision of this Restated Certi-ficate of Incorporation, the affirmative vote of the holders of at least seventy percent (70%) of the voting power of all of the then outstanding shares of the stock of the Corporation entitled to vote generally in the election of Direc-tors, voting together as a single class, shall be required to amend in any res-pect or repeal this Article Twentieth, or Articles Second, Seventh, Eighth, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth, Eighteenth, and Nineteenth.

     IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been signed this day of __________________, 1996.


                                   Natural Alternatives International, Inc.



                                   By:  /s:  Mark Le Doux
                                        _________________________________
                                        Mark A. Le Doux, President

[SEAL]


ATTEST


By:  /s:  Marie Le Doux
     _________________________________
     Marie A. Le Doux, Secretary

                                   PROXY CARD

                                    PROXY

                   NATURAL ALTERNATIVES INTERNATIONAL, INC.,
                             a Delaware Corporation
                         ANNUAL MEETING OF STOCKHOLDERS
                                 May 10, 1996

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Mark A. Le Doux, William P. Spencer, William R. Kellas, Lee G. Weldon and Marie A. Le Doux as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and vote, as designated below, all of the shares of Common Stock of Natural Alternatives International, Inc., held of record by the undersigned on March 22, 1996, at the Annual Meeting of Stockholders to be held on May 10, 1996, or any adjournment thereof.

     1. Proposal to amend the Certificate of Incorporation to provide for a classified board of directors.

         ___  FOR        ___  AGAINST        ___  ABSTAIN

     2. For the election as directors of the nominees listed below, except to the extent that authority is specifically withheld.

     ___  FOR all nominees listed below     ___  WITHHOLD  AUTHORITY
          (except as marked to the               to vote for all nominees
          contrary below)                        listed below

Mark A. Le Doux, William P. Spencer, William R. Kellas, Lee G. Weldon and Marie A. Le Doux

     (INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)






     3. Proposal to amend the Certificate of Incorporation to provide that newly created directorships shall be filled by the vote of the remaining di-rectors.

         ___  FOR        ___  AGAINST        ___  ABSTAIN

     4. Proposal to amend the Certificate of Incorporation to provide that no director may be removed except for cause as defined, and to require a vote of 70% of the outstanding shares to remove a director.

         ___  FOR        ___  AGAINST        ___  ABSTAIN

     5. Proposal to amend the Certificate of Incorporation to provide that at any meeting of the stockholders, only such business may be acted on as is brought by either the Board of Directors or by the stockholders in accordance with certain notice procedures.

         ___  FOR        ___  AGAINST        ___  ABSTAIN

     6. Proposal to amend the Certificate of Incorporation to provide that only persons who are nominated in accordance with certain procedures are eligi-ble for election as directors.

         ___  FOR        ___  AGAINST        ___  ABSTAIN

     7. Proposal to amend the Certificate of Incorporation to prohibit the Company from making certain stock repurchases except under certain conditions.

         ___  FOR        ___  AGAINST        ___  ABSTAIN

     8. Proposal to amend the Certificate of Incorporation to add a fair price provision which requires that certain minimum price and procedural requirements be observed by certain parties who seek to accomplish mergers or other business combinations unless they meet certain requirements.

          ___  FOR       ___  AGAINST        ___  ABSTAIN

     9. Proposal to amend the Certificate of Incorporation to elect not to be governed by the provisions of Section 203 of the Delaware General Corporation Law.

          ___  FOR       ___  AGAINST        ___  ABSTAIN

     10. Proposal to amend the Certificate of Incorporation to provide that the vote of 70% of the outstanding shares is required to amend or repeal the pro-posed amendments to the Restated Certificate of Incorporation described in Proposals 2-10 herein, and to existing Articles Second, Seventh, and Eighth.

           ___  FOR      ___  AGAINST        ___  ABSTAIN

     11. Proposal to approve, in addition to the specific amendments described in Proposals 2-10 above, the Restated Certificate of Incorporation in its en-tirety.

           ___  FOR      ___  AGAINST        ___  ABSTAIN


     12. Proposal to ratify and approve the 1994 Nonqualified Stock Option Plan and the grant of options to purchase 500,000 shares thereunder.

           ___  FOR      ___  AGAINST        ___  ABSTAIN

     13. Proposal to confirm KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending June 30, 1996.

           ___  FOR      ___  AGAINST        ___  ABSTAIN


     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted for Proposals 1, 2, 3, 4, 5, 6, 7, 8 9, 10, 11, 12 and 13.

DATED:    _________________________



          ________________________________________
               Signature



          ________________________________________
               Signature if Held Jointly



          ________________________________________
               Number of Shares


     Please sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
If the shares are owned by a corporation, sign in the full corporate name by the President or other authorized officer. If the shares are owned by a Partner-ship, sign in the name of the Partnership name by an authorized person. Please mark, sign, date and return the Proxy promptly using the enclosed envelope.


                EXHIBIT B:  1994 NONSTATUTORY STOCK OPTION PLAN

                    NATURAL ALTERNATIVES INTERNATIONAL, INC.
                      1994 NONQUALIFIED STOCK OPTION PLAN



   1. Purpose of the Plan. The purpose of the Natural Alternatives International, Inc. 1994 Nonqualified Stock Option Plan is to enable Natural Alternatives International, Inc. to provide an incentive to eligible employees, consultants, officers and directors, whose present and potential contributions are important to the continued success of the Company, to afford these individuals the opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain in its employment qualified personnel for the successful conduct of its business. It is intended that this purpose will be effected through the granting of stock options.

   2. Definitions.  As used herein, the following definitions shall apply:

      (a) "Administrator" means the Board or such of its Committees as shall be administering the Plan, in accordance with Section 5 of the Plan.

      (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under applicable securities laws, Delaware corporate law and the Code.

      (c) "Board" means the Board of Directors of the Company.

      (d) "Code" means the Internal Revenue Code of 1986, as amended.

      (e) "Committee" means a Committee appointed by the Board in accordance with Section 5 of the Plan.

      (f) "Common Stock" means the Common Stock of the Company.

      (g) "Company" means Natural Alternatives International, Inc., a Delaware corporation.

      (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

      (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship is not interrupted or terminated by the Company, any parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

      (j) "Director" means a member of the Board.

   (k) "Disability" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

      (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

      (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

         (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers,
Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last mar-ket trading day prior to the day of determination, as reported in such source as the Administrator deems reliable;


         (ii) If the Common stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in such source as the Administrator deems reliable;


         (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

      (o) "Nonqualified Stock Option" means the options granted pursuant to this 1994 Nonqualified Stock Option Plan.

      (p) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option. The Notice of Grant is part of the Option Agreement.

      (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

      (r) "Option" means a stock option granted pursuant to the Plan.

      (s) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

      (t) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

      (u) "Optioned Stock" means the Common Stock subject to an Option.

      (v) "Optionee" means an Employee or Consultant who holds an outstanding Option.


      (w) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(c) of the Code.

      (x) "Plan" means this 1994 Nonqualified Stock Option Plan.

      (y) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor rule thereto, as in effect when discretion is being exercised with respect to the Plan.

      (z) "Share" means a share of the Common Stock, as adjusted in accordance with Section 9 of the Plan.

      (aa) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

   3. Eligibility. Nonqualified Stock Options may be granted to Employees, Consultants and Directors. If otherwise eligible, an Employee, Consultant or Director who has been granted an Option may be granted additional Options.

   4. Stock Subject to the Plan. Subject to the provisions of Section 9 of the Plan, the total number of Shares reserved and available for distribution under the Plan is 500,000 Shares. Subject to Section 9 of the Plan, if any Shares that have been optioned under an Option cease to be subject to such Option (other than through exercise of the Option), or if any Option granted hereunder is forfeited or any such award otherwise terminates prior to the issuance of Common Stock to the participant, the shares that were subject to such Option shall again be available for distribution in connection with future Option grants under the Plan; provided, however, that Shares that have actually been issued under the Plan, upon exercise of an Option, shall not in any event be returned to the Plan and shall not become available for future distribution under the Plan.

   5. Administration.

      (a) Composition of Administrator. The Plan shall be administered by the Compensation Committee of the Board of Directors or such other committee of the Board of Directors consisting of at least two members, as it shall determine ("Committee").

      (b) Authority. The Committee shall have the full authority and discre-tion to determine, consistent with the provisions of the Plan, the persons to be granted an Option, the times at which Option shall be granted, the number of shares of common stock covered by each Option, the Option price, the method of payment for each Option, the term of each Option, and all other terms and conditions thereof.

      (c) Indemnification. In addition to such other rights of indemnification they may have as Directors or as members of the Committee, members of the Board of Directors and of the Committee shall be indemnified by the Company against reasonable expenses, including attorneys' fees, actually and necessari-ly incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they are, or any of them may be, a party by reason of any action taken or failure to act under or in connection with the Plan, or any option (and/or related right) granted there-under, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company), or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for negligence or misconduct in his duties; provided that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer the Company, in writing, the opportunity at its own expense, to handle and defend the same.

      (d) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

      (e) Rules. The Board shall fill all vacancies, however caused, in the Committee. The Board may, from time to time, appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others. One member of the Committee shall be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members, either in person or participating by conference telephone at a meeting, or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

   6. Duration of the Plan. The Plan shall remain in effect until terminated by the Board under the terms of the Plan.

   7. Options.

      (a) Options. The Administrator, in its discretion, may grant Options to eligible participants. Each Option shall be evidenced by a Notice of Grant which shall expressly identify the Options as Nonqualified Stock Options, and be in such form and contain such provisions as the Administrator shall from time to time deem appropriate. Without limiting the foregoing, the Admini-strator may at any time authorize the Company, with the consent of the res-pective recipients, to issue new Options in exchange for the surrender and cancellation of outstanding Options. Option agreements shall contain the following terms and conditions:

         (i) Exercise Price; Number of Shares. The per Share exercise price for the Shares issuable pursuant to an Option shall be such price as is determined by the Administrator, provided however, that it shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on January 24, 1995 the date the Options were granted by action of the Board of the Company.

             The Notice of Grant shall specify the number of Shares to which it pertains.

         (ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will determine the terms and conditions to be satisfied before Shares may be purchased, including the dates on which Shares subject to the Option may first be purchased. The Administrator may specify that an Option may not be exercised until the completion of the service period specified at the time of grant; provided, however, no more than 250,000 shares of the Optioned Stock may be exercised prior to September 24, 1995. Any such period is referred to herein as the "waiting period." At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised, which shall not be earlier than the end of the waiting period, if any.

         (iii) Form of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of:

             (1) cash;

             (2) check;

             (3) promissory note with such terms and conditions as determined by the Board;

             (4) other Shares which (1) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (2) have a Fair Market Value on the date of surrender not greater than the aggregate exercise price of the Shares as to which said Option shall be exercised;

             (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and any broker approved by the Company, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

             (6) any combination of the foregoing methods of payment; or

             (7) such other consideration and method of payment for the issu-ance of Shares to the extent permitted by Applicable Laws.

         (iv) Other Provisions. Each Option granted under the Plan may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator.

         (v) Buy-Out Provisions. The Administrator may at any time offer on behalf of the Company to buy out, for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made; provided, however, that buy-out offers made to Insiders may only be payable in cash.

      (b) Method of Exercise.

         (i) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as shall be permissible under the terms of the Plan.

             An Option may not be exercised for a fraction of a Share.

             An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator and permitted by the Option Agreement consist of any consideration and method of payment allowable under subsection 7(a)(iii) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstan-ding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 9 of the Plan.

             Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (ii) Rule 16b-3. Options granted to individuals subject to Section 16 of the Exchange Act ("Insiders") shall, to the extent practicable, desirable, or as determined by the Administrator, comply with the applicable provisions of Rule 16b-3 and may contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         (iii) Termination of Employment or Consulting Relationship. In the event an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is deter-mined by the Administrator at the time of grant, not to exceed five (5) years from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). To the extent that Optionee was not entitled to exercise an Option at the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

         (iv) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within such period of time following the date of termination due to Disability not exceed-ing ten (10) years as is determined by the Administrator, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). To the extent that Optionee was not entitled to exercise an Option at the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

         (v) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the deceased Optionee's Option by bequest or inheritance may exercise the Option, but only within ten (10) years following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). To the extent that Optionee was not entitled to exercise an Option at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

   8. Non-Transferability of Options and Rights. Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

  9. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

      (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

      (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

      (c) Merger or Asset Sale. Subject to the provisions of paragraph (d) hereof, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent Option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, the Administrator shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, immediately follow-ing the merger or sale of assets, the Option confers the right to purchase, for each share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common
Stock in the merger or sale of assets.

  (d) Change in Control. In the event of a "Change in Control" of the Company, as defined in paragraph (e) below, then the following acceleration and valuation provisions shall apply:

         (i) Except as otherwise determined by the Board, in its discretion, prior to the occurrence of a Change in Control, any Options outstanding on the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested;

         (ii) Except as otherwise determined by the Board, in its discretion, prior to the occurrence of a Change in Control, all outstanding Options, to the extent they are exercisable and vested (including Options that shall become exercisable and vested pursuant to subparagraph (i) above), shall be terminated in exchange for a cash payment equal to the Change in Control
Price, (reduced by the exercise price, if any, applicable to such Options). These cash proceeds shall be paid to the Optionee or, in the event of death of an Optionee prior to payment, to the estate of the Optionee or to a person who acquired the right to exercise the Option by bequest or inheritance.

      (e) Definition of "Change in Control". For purposes of this Section 9, a "Change in Control" means the happening of any of the following:

         (i) When any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company represen-ting fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

         (ii) The shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company's assets; or

         (iii) A change in the composition of the Board of Directors of the Company, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either
(A) are directors of the Company as of the date the Plan is approved by the directors, or (B) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

      (f) Change in Control Price. For purposes of this Section 9, "Change in Control Price" shall be, as determined by the Board, (i) the highest Fair
Market Value of a Share within the 60-day period immediately preceding the date of determination of the Change in Control Price by the Board (the "60-Day Period"), or (ii) the highest price paid or offered per Share, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control of the Company, at any time within the 60-Day Period, or (iii) such lower price as the Board, in its discretion, determines to be a reasonable estimate of the fair market value of a Share.

   10. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

   11.    Amendment and Termination of the Plan.

      (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

      (b) Shareholder Approval. The Company may, in the discretion of the Board of Directors, obtain shareholder approval of the Plan, or any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

      (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

   12.    Stock Withholding to Satisfy Withholding Tax Obligations.

      (a) Ability to Use Stock to Satisfy Withholding. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this Section 12. When an Optionee incurs tax liability in connection with the award, vesting or exercise of an Option, which tax liability is subject to tax withholding under applicable tax laws (including federal, state and local laws), the Optionee may satisfy the withholding tax obligation (up to an amount calculated by applying such Optionee's maximum marginal tax rate) by electing to have the Company withhold from the Shares to be issued upon award, vesting or exercise of the Option that number of Shares, or by delivering to the Company that number of previously owned Shares, having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld or delivered, as the case may be, shall be determined on the date that the amount of tax to be withheld is determined (the "Tax Date").

      (b) Election to Have Stock Withheld. All elections by an Optionee to have Shares withheld or to deliver previously owned Shares pursuant to this
Section 12 shall made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

         (i)    the election must be made on or prior to the applicable Tax
Date;

         (ii) all elections shall be subject to the consent or disapproval of the Administrator; and

        (iii) if the Optionee is an Insider, the election may, at the discretion of the Board, comply with the applicable provisions of Rule 16b-3 and may, at the discretion of the Board, be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

      (c) Section 83(b) Elections. In the event that (i) an election to have Shares withheld is made by an Optionee, (ii) no election is filed under
Section 83(b) of the Code by such Optionee and (iii) the Tax Date is deferred under Section 83 of the Code, the Optionee shall receive the full number of Shares with respect to which the Option has been awarded, has vested or has been exercised, as the case may be, but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

   13.    Conditions Upon Issuance of Shares.

      (a) Legal Compliance. Shares shall not be issued pursuant to the exer-cise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      (b) Investment Representations Re: Federal Securities Laws. The shares of Common Stock underlying this Option, as of the date hereof, have not been registered under the 34 Act and the Corporation has no plans to register them. The Optionee represents that if this Option is exercised in whole or in part at a time when there is not in effect, under the 34 Act, a registration statement applicable to the shares issuable upon exercise, then the purchase of such shares is expressly conditioned upon the following representations, warranties and covenants:

         (i) Any shares purchased upon exercise of this Option shall be acquired for the Optionee's account for investment only, and not with a view to, or for sale in connection with, any distribution of the shares in violation of the 34 Act, or any rule or regulation under the 34 Act. Further, the Optionee either has a pre-existing personal or business relationship with the Corporation or any of its officers, directors or controlling persons, or by reason of Optionee's business or financial experience, or the business or financial experience of their professional advisors who are unaffiliated with and not compensated by the Corporation, they could reasonably be assumed to have the capacity to protect their own interests in connection with the grant, exercise and sale of the Option Shares.

         (ii) The Optionee has had such opportunity as he or she has deemed adequate to obtain from representatives of the Corporation such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Corporation.

         (iii) The Optionee is able to bear the economic risk of holding shares acquired pursuant to the exercise of the Option for an indefinite period.

         (iv)   The Optionee understands that:

             (1) the shares acquired pursuant to the exercise of the Option will not be registered under the 34 Act or under any state securities laws and are "restricted securities" within the meaning of Rule 144 under the 34 Act;

             (2) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the 34 Act;

             (3) in any event, the exemption from registrations under Rule 144 will not be available for at least two (2) years, and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Corporation is then available to the public, and other terms and conditions of Rule 144 are complied with; and

             (4) there is now no registration statement on file with the Securities and Exchange Commission with respect to the 1994 Nonqualified Plan of the Corporation and the Corporation has no obligation or current intention to register any shares acquired pursuant to the exercise of this Option under the 34 Act.

          By making payment upon exercise of this Option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 7.2.

      (c) Legend On Stock Certificates. All stock certificates representing shares of Common Stock issued to the Optionee upon exercise of this Option shall have affixed thereto a legend substantially in the following form, in addition to any other legends required by applicable state law:

             The shares of stock represented by this
             certificate have not been registered under the Securities Act of 1933, or under the securities laws of any state, and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, and registration or exemption under state securities laws, or an opinion of counsel satisfactory to the Corporation to the effect that registration under such Act and state securities laws is not required.

   14.    Liability of Company.

      (a) Inability to Obtain Authority. The inability of the Company to ob-tain authority form any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option may be void in the discretion of the Board of Directors, with respect to such excess Optioned Stock, unless if required or determined desirable by the Board, shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with
Section 11(b) of the Plan.

   15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                                      PROXY
                    NATURAL ALTERNATIVES INTERNATIONAL, INC.,
                             A Delaware Corporation

                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 10, 1996
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Mark A. LeDoux, William P. Spencer, William R. Kellas, Lee G. Weldon and Marie A. LeDoux as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and vote, as designated below, all of the shares of Common Stock of Natural Alternatives International, Inc., held of record by the undersigned on March 22, 1996, at the Annual Meeting of Stockholders to be held on May 10, 1996, or any adjournment thereof.






- --------------------------------------------------------------------------------
                         -  FOLD  AND  DETACH   HERE  -

                                                             PLEASE MARK
                                                             YOUR VOTES AS / X /
                                                             INDICATED IN
                                                             THIS EXAMPLE


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, AND 13.

1. Proposal to amend the Certificate of Incorporation to provide for a classified board of directors.

            FOR                    AGAINST                  ABSTAIN
          /    /                   /    /                    /    /

2. For the election as directors of the nominees listed below, except to the extent that authority is specifically withheld.
     Mark A. LeDoux, William P. Spencer, William R. Kellas, Lee G. Weldon and Marie A. LeDoux

     FOR all nominees listed below (except as marked to the contrary below)

          /    /

     WITHHOLD AUTHORITY to vote for all nominees listed below

          /    /

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)

________________________________________________________________________________

3. Proposal to amend the Certificate of Incorporation to provide that newly created directorships shall be filled by the vote of the remaining directors.

            FOR                    AGAINST                  ABSTAIN
          /    /                   /    /                    /    /

4. Proposal to amend the Certificate of Incorporation to provide that no director may be removed except for cause as defined, and to require a vote of 70% of the outstanding shares to remove a director.

            FOR                    AGAINST                  ABSTAIN
          /    /                   /    /                    /    /

5. Proposal to amend the Certificate of Incorporation to provide that at any meeting of the stockholders, only such business may be acted on as is brought by either the Board of Directors or by the stockholders in accordance with certain notice procedures.

            FOR                    AGAINST                  ABSTAIN
          /    /                   /    /                    /    /

6. Proposal to amend the Certificate of Incorporation to provide that only persons who are nominated in accordance with certain procedures are eligible for election as directors.

            FOR                    AGAINST                  ABSTAIN
          /    /                   /    /                    /    /

7. Proposal to amend the Certificate of Incorporation to prohibit the Company from making certain stock repurchases except under certain conditions.

            FOR                    AGAINST                  ABSTAIN
          /    /                   /    /                    /    /

8. Proposal to amend the Certificate of Incorporation to add a fair price provision which requires that certain minimum price and procedural requirements be observed by certain parties who seek to accomplish mergers or other business combinations unless they meet certain requirements.

            FOR                    AGAINST                  ABSTAIN
          /    /                   /    /                    /    /

9. Proposal to amend the Certificate of Incorporation to elect not to be governed by the provisions of Section 203 of the Delaware General Corporation Law.

            FOR                    AGAINST                  ABSTAIN
          /    /                   /    /                    /    /

10. Proposal to amend the Certificate of Incorporation to provide that the vote of 70% of the outstanding shares is required to amend or repeal the proposed amendments to the Restated Certificate of Incorporation described in Proposals 2-10 herein, and to existing Articles Second, Seventh, and Eighth.

            FOR                    AGAINST                  ABSTAIN
          /    /                   /    /                    /    /

11. Proposal to approve, in addition to the specific amendments described in Proposals 2-10 above, the Restated Certificate of Incorporation in its entirety.

            FOR                    AGAINST                  ABSTAIN
          /    /                   /    /                    /    /

12. Proposal to ratify and approve the 1994 Nonqualified Stock Option Plan and the grant of options to purchase 500,000 shares thereunder.

            FOR                    AGAINST                  ABSTAIN
          /    /                   /    /                    /    /

13. Proposal to confirm KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending June 30, 1996.

            FOR                    AGAINST                  ABSTAIN
          /    /                   /    /                    /    /

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Signature(s) ___________________________________________________________________

Dated:_________________, 1996  Number of Shares___________________

Please sign exactly as your name appears on your stock certificate. When shares are held jointly by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the shares are owned by a corporation, sign in the full corporate name by the President or other authorized officer. If the shares are owned by a Partnership, sign in the name of the Partnership name by an authorized person. Please mark, sign, date and return the Proxy promptly using the enclosed envelope.

- --------------------------------------------------------------------------------
                         -  FOLD  AND  DETACH   HERE  -